NUVEEN
Exchange-Traded Funds

September 30, 1998

Annual Report

Dependable, tax-free income to help you keep more of what you earn.

NNY
NNP
NQN
NVN
NUN
NNF
New York

Photo of: Couple on dock.

Highlights
As of September 30, 1998


   Contents
  1 Dear Shareholder
  3 Portfolio Manager's Comments
  5 NNY Performance Overview
  6 NNP Performance Overview
  7 NQN Performance Overview
  8 NVN Performance Overview
  9 NUN Performance Overview
 10 NNF Performance Overview
 11 Report of Independent Auditiors
 12 Portfolio of Investments
 39 Statement of Net Assets
 40 Statement of Operations
 41 Statement of Changes in Net Assets
 42 Notes to Financial Statements
 46 Financial Highlights
 48 Building Better Portfolios
 49 Fund Information

================================================================================
Credit Quality            Performnce Highlights
Nuveen New York Municipal Value Fund, Inc. (NNY)

                             o Taxable-equivalent yield of 8.02%*
                             o 1-year total return on net asset value of 7.57%
                             o 1-year Taxable-equivalent total return on net
                               asset value of 10.63%

PIE CHART:
AAA/U.S. Guaranteed                52%
AA                                 14%
A                                  20%
BBB/NR                             14%

Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)

                             o Taxable-equivalent yield of 9.41%*
                             o 1-year total return on net asset value of 7.00%
                             o 1-year Taxable-equivalent total return on net
                               asset value of 10.83%

PIE CHART:
AAA/U.S. Guaranteed                59%
AA                                 16%
A                                  7%
BBB/NR                             18%

Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)

                             o Taxable-equivalent yield of 9.18%*
                             o 1-year total return on net asset value of 7.27%
                             o 1-year Taxable-equivalent total return on net
                               asset value of 11.09%
PIE CHART:
Insured                            55%
U.S. Guaranteed                    45%

Nuveen New York Select Quality Municipal Fund, Inc. (NVN)

                             o Taxable-equivalent yield of 9.10%*
                             o 1-year total return on net asset value of 7.01%
                             o 1-year Taxable-equivalent total return on net
                               asset value of 10.57%

PIE CHART:
Insured                            68%
U.S. Guaranteed                    32%

Nuveen New York Quality Income Municipal Fund, Inc. (NUN)

                             o Taxable-equivalent yield of 8.76%*
                             o 1-year total return on net asset value of 7.90%
                             o 1-year Taxable-equivalent total return on net
                               asset value of 11.31%

PIE CHART:
Insured                            76%
U.S. Guaranteed                    24%

Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF)
                             o Taxable-equivalent yield of 8.15%*
                             o 1-year total return on net asset value of 10.67%
                             o Outperformed Lipper peer group average

PIE CHART:
Insured                            80%
U.S. Guaranteed                    20%

Photo of: Timothy R. Schwertfeger
Chairman of the Board

Sidebar text:
Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder
I'm pleased to report that over the past 12 months, the Nuveen New York Exchange-Traded Funds have continued to perform well, meeting their primary objective of providing you with competitive levels of tax-free income. The strong market in fixed-income securities, bolstered by investor demand for quality investments like our New York Exchange-Traded Funds, benefited the funds and led to generally higher share prices over the past year. Competitive tax-free income, enhanced by strong share price performance, illustrates once again that municipal bonds provide an excellent investment for income-oriented investors.


The Economy in Review
Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. Investors responded by seeking a haven from the ongoing uncertainty in more conservative investments, such as municipal bond funds. As interest rates on municipal bonds continued to trend downward, the competitive yields offered by our exchange-traded funds stimulated additional investor interest, which led to improved share prices overall.

The market for exchange-traded municipal bond funds has been exceptionally strong. Exchange-traded funds continue to represent a bright spot among fixed-income investments. These funds have paid competitive current market yields in a market that places a high premium on yield. In addition, the funds have generally maintained excellent levels of call protection, resulting in relatively stable income streams. Bond calls may occur in these portfolios, however, resulting in dividend reductions for the funds.

In the coming months, we will continue to watch several key factors affecting the future of the economy, including the strength of the dollar, employment figures, corporate earnings reports, and further interest rate indications from the Federal Reserve. These factors will influence the outlook for fixed-income markets during the remainder of the year.


Municipal Market Review
Over the past year, the declining interest rate environment drove yields on 30-year Treasuries to their lowest levels since the U.S. government began selling these bonds in 1977. One of the main factors in the steep decline in Treasury yields was the strong interest in these investments by international investors. As problems in Asia continued to spread to other economies world-wide and the dollar strengthened against foreign currencies, the demand for U.S.-dollar denominated Treasury securities increased.

The story in the municipal market, however, was quite different. As yields on the long Treasury bond reached historic lows, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell just 49 basis points - from 5.53% to 5.04% - compared with the dramatic 113-basis point drop in Treasury yields over the past 12 months. As of September 24, 1998, the ratio between Treasury yields and municipal yields stood at 100.6%, compared with the more typical range of 80-90%. For investors, this means that municipal bonds offered 100.6% of the yield of a Treasury bond with comparable characteristics - before taxes are taken into account. On an after-tax basis, municipal bonds present an even more attractive investment option in relation to Treasuries.

In the municipal market, where foreign demand was limited by the inapplicability of tax advantages, low interest rates and a strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. The first six months of 1998 saw $146 billion of new municipal bond issuance, up 51% over the same period in 1997, and $42 billion in refunding activity, an increase of 118% over that same period last year. The continued strength of the U.S. economy has brought about improvements in the fundamental financial health of many municipalities and boosted the overall credit quality of municipal bonds.


Nuveen Expertise Is Key
The key to taking advantage of the exceptional values currently available in the municipal market is the expertise of a proven investment manager. At Nuveen, we recognize the value of time-tested expertise. The high level of recent municipal issuance, for example, highlights the value of Nuveen's detailed knowledge of the municipal market, as our portfolio management teams carefully analyze the flood of issues to select those securities best suited to helping the funds achieve their investment objectives.

In addition, Nuveen has assembled a group of Premier AdvisersSM that can provide years of experience and insight dealing with a given asset class. In addition to Nuveen Advisory Corporation, our Premier Adviser for tax-free investing, you can rely on our growing group of other advisers to provide the expertise that makes the difference in the equity market, including Institutional Capital Corporation for value investing and Rittenhouse Financial Services for growth investing. For more information about our funds, including charges and expenses, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227. Read it carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's expanding selection of investments, together with our 100 years of market experience, can help you establish the foundation of a diversified portfolio designed to build and sustain long-term financial security. When seeking quality investment solutions that withstand the test of time, you can count on Nuveen. Our expertise provides the key to building a well-balanced portfolio that can help you achieve your financial goals.

Sincerely,



Timothy R. Schwertfeger
Chairman of the Board

November 17, 1998



Sidebar text:
"Our expertise provides the key to building a well-balanced portfolio that can help you achieve your financial goals."

Nuveen New York Exchange-Traded Funds
Portfolio Manager's Comments

Portfolio manager Dan Solender discusses the New York municipal market, recent fund performance, and key investment strategies for the Nuveen New York exchange-traded funds. As part of our efforts to maximize the efficient use of staff resources and portfolio manager expertise, Dan recently added portfolio management responsibilities for the New York Value, New York Performance Plus, New York Quality Income, and New York Insured Premium Income funds to his duties as manager of Nuveen's other New York exchange-traded funds. Dan is a six-year veteran of Nuveen with 11 years of experience as an investment professional.



New York State Update
Responding to low interest rates and a strong economy, the New York municipal market continued to be the most active issuer among the 50 states, with supply levels that remained the highest in the nation. Most notable among the flood of new bonds was the $7 billion Long Island Power Authority (LIPA) offering, the largest issuance in municipal bond history. The first part of the LIPA issuance, which exceeded $3 billion, came to market in May 1998, and another segment was brought out in October. The past year also saw heavy issuance by New York City, the New York City Transitional Finance Authority, and the Dormitory Authority of the State of New York, which funds state hospitals and schools. This high level of supply was met by strong demand from both individual investors and institutional buyers such as insurance companies, as these investors recognized the exceptionally attractive values offered by municipal bonds. While the short-term outlook for demand remains good in the New York market, the long-term prospects for quality credits is highly dependent upon three things: 1) the continued growth of the state's economy, 2) the impact of continued market volatility on corporate results and subsequent tax payments and 3) the impact it may have on the financial services industry profits.

The strength of the state's economy over the past 12 months was reflected in the general increase in credit ratings for municipal debt, most notably in New York City, which was upgraded by Standard & Poor's to A- from BBB+. The credit quality at the state level also improved over the past year.

Fund Performance
For the 12 months ended September 30, 1998, the Nuveen New York Exchange-Traded Funds produced total returns on net asset value that ranged from 7.00% to 10.67%, providing taxable-equivalent returns of 10.57% to 13.80% for investors in the combined 35.7% federal and New York state income tax bracket. The total returns compare with the unleveraged Lehman Brothers New York Municipal Bond Index's annual return of 9.13% (the benchmark for NNY and NNP) and the Lehman New York Insured Municipal Bond Index's annual return of 9.43% (the benchmark for NQN, NVN, NUN, and NNF). Much of each fund's performance over the past 12 months can be tied to each fund's duration. Duration measures the volatility of a bond fund's portfolio in reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund to participate more fully in market gains. However, when rates rise, longer duration can make the fund more vulnerable to potential price declines. As interest rates trended downward over the past year, funds with durations longer than that of their relevant index generally tended to outperform the market.

For our funds with shorter durations, we decided to continue to hold bonds purchased during higher interest rate environments rather than sell these bonds in an effort to increase duration. If we had sold these bonds, we may have had to reduce the monthly tax-free dividends of the funds. In most cases, we chose to focus on maintaining as attractive and as stable a dividend as possible rather than reducing the dividend while trying to achieve slightly higher total returns. The following chart illustrates the durations of the funds compared to those of the applicable Lehman Brothers Index, as of September 30, 1998.

-------------------------------------------------------------------
                           Lehman Brothers          Lehman Brothers
Fund               Duration  Duration (NY)    Duration (NY Insured)
-------------------------------------------------------------------
NNY             6.48 years      7.10 years                      n/a
-------------------------------------------------------------------
NNP             6.49 years*     7.10 years                      n/a
-------------------------------------------------------------------
NQN             5.67 years*     n/a                      8.15 years
-------------------------------------------------------------------
NVN             5.27 years*     n/a                      8.15 years
-------------------------------------------------------------------
NUN             6.37 years*     n/a                      8.15 years
-------------------------------------------------------------------
NNF             8.64 years*     n/a                      8.15 years
-------------------------------------------------------------------
*Denotes leverage adjusted duration.

In the low interest rate environment of the past year, good call protection within the portfolio helped support the dividends of NVN, NUN, and NNF by protecting the income of these funds from erosion. As of September 30, 1998, NUN has provided shareholders with 50 consecutive months of steady income, while NVN and NNF are both at 26 months. However, declining interest rates did play a role in reducing the income levels of NNY, NNP, and NQN, as proceeds from higher-yielding bonds called or sold from these portfolios were reinvested in bonds paying relatively lower current interest rates. Over the past year, the change in income level earned by these portfolios necessitated dividend reductions. Despite the adjustments in these three funds, the New York funds, as a group, continue to provide very competitive current market yields ranging from 5.16% to 6.05%, equivalent to taxable yields of 8.02% to 9.41% for investors in the combined 35.7% federal and New York state income tax bracket.

As Tim mentioned in his letter to shareholders, share price performance among the Nuveen exchange-traded funds has been strong over the past 12 months. As interest rates fell, active demand for these funds generally increased share prices over the year. As of September 30, 1998, all of the funds covered in this report, with the exception of the unleveraged NNY, were trading at premiums ranging from 0.05% to 10.13% above their net asset values. NNY, which was brought to market in October 1987, is the oldest fund covered in this report and the fund's portfolio is undergoing an anticipated restructuring as a result of bonds purchased early in the fund's life reaching their call dates. Over the past 12 months, approximately 23% of the bonds in NNY's portfolio were called and replaced, resulting in some erosion of income. This seems to have driven a subsequent decline in share price. At the same time, strong bond market performance boosted the fund's net asset value, widening the spread between the share price and the NAV. As a result, on September 30, 1998, the fund was trading at a discount of 2.55% to its NAV.

Key Strategies
Over the past year, we have generally focused on two goals for the New York funds: enhancing total return by lengthening duration by investing in bonds with maturities in the 25- to 30-year range and enhancing call protection to help stabilize current dividends. The abundance of new issuance over the past 12 months improved our ability to find attractive opportunities, although trading was somewhat restrained by the lower yields offered by the current market. In addition, our efforts to lengthen the maturities of NQN, NUN, and NVN - which were assembled in the higher interest rate environment of 1990 and 1991 - were tempered by our decision to continue holding many of the bonds currently in the portfolios in order to maintain the funds' higher income streams and to avoid capital gains. This decision led to some sacrifice of potential total return over the past year. In NNY and NNP, we invested proceeds from bond calls into lower-rated investment-grade bonds, which were made more attractive by the state of New York's improved credit quality. This should help enhance total returns over time.

Outlook for the Future
The current market environment - influenced by declining interest rates, benign inflation, and strong municipal supply - has helped to position municipal bonds as one of the most compelling values in today's marketplace. We expect that the excellent municipal-to-Treasury ratio, combined with continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, will result in growing demand for these bond funds. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead, as the market recognizes the value of these quality investments.

Looking ahead, our focus for the New York funds will continue to be on strategies that support the attractive income streams and enhance the call protection of these funds. NNY, NNP, and NQN have already entered into a period where bond calls become more likely, while calls for the other three funds are still three to four years away. We will continue to look to new issuance for value, attempting to take advantage of the buying opportunities that can arise as issues come to market.

From a sector perspective, we are currently reviewing opportunities in housing-related bonds, which are largely immune to overseas problems and appear attractive in today's low interest rate climate. We anticipate that bonds issued in this sector should offer extra yield with lower prepayment risk. The reason for the anticipated extra yield is that housing bonds can be called at any time. Thus, the risk for buying these types of bonds is rewarded in the form of higher yields. The lower prepayment risk stems from the fact that interest rates are currently very low. If issuers have been taking advantage of these low rates to refinance older debt, the likelihood of these new bonds being called if and when rates go up is remote, thereby decreasing prepayment risk. The situation is similar to a homeowner refinancing their mortgage. You are not likely to refinance again until rates fall considerably lower than the rate you already have.

In response to the potential bond calls that may affect NNY, we plan to replace called bonds with lower investment-grade securities to capture additional yield and provide strength and stability for the fund's income stream. These are areas where Nuveen's expertise - as an experienced investment manager knowledgeable about the unique aspects of the New York municipal market - can result in added value for our investors.

Nuveen New York Municipal Value Fund, Inc.
Performance Overview
As of September 30, 1998

NNY


Portfolio Statistics
==============================================================
Inception Date                                           10/87
--------------------------------------------------------------
Share Price                                            $10 1/8
--------------------------------------------------------------
Net Asset Value                                         $10.39
--------------------------------------------------------------
Current Market Yield Per Share                           5.16%
--------------------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)               7.48%
--------------------------------------------------------------
Taxable-Equivalent Yield (Federal and State)(1)          8.02%
--------------------------------------------------------------
Fund Net Assets ($000)                                $157,086
--------------------------------------------------------------
Average Weighted Maturity (Years)                        20.75
--------------------------------------------------------------
Modified Duration (Years)                                 6.48
--------------------------------------------------------------

Annualized Total Return
==============================================================
                                  On Share Price        On NAV
--------------------------------------------------------------
1-Year                                     0.87%         7.57%
--------------------------------------------------------------
3-Year                                     5.63%         6.42%
--------------------------------------------------------------
5-Year                                     4.25%         5.43%
--------------------------------------------------------------
10-Year                                    7.09%         7.59%
--------------------------------------------------------------

Taxable-Equivalent Total Return(2)
==============================================================
                                  On Share Price        On NAV
--------------------------------------------------------------

1-Year                                     3.82%        10.63%
--------------------------------------------------------------
3-Year                                     8.96%         9.82%
--------------------------------------------------------------
5-Year                                     7.66%         8.90%
--------------------------------------------------------------
10-Year                                   10.65%        11.23%
--------------------------------------------------------------

Top Five Sectors (as a % of total investments)
==============================================================
U.S. Guaranteed                                            19%
--------------------------------------------------------------
Tax Obligation (Limited)                                   17%
--------------------------------------------------------------
Education and Civic Organizations                          13%
--------------------------------------------------------------
Utilities                                                  10%
--------------------------------------------------------------
Health Care                                                 9%
--------------------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.70%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.70%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The fund also paid shareholders taxable distributions in December of $0.0918 per share.


Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share(3)
10/97                                  0.0505
11/97                                   0.047
12/97                                   0.047
1/98                                    0.047
2/98                                    0.047
3/98                                    0.047
4/98                                    0.047
5/98                                   0.0435
6/98                                   0.0435
7/98                                   0.0435
8/98                                   0.0435
9/98                                   0.0435


Mountain Chart:
Share Price Performance
Weekly Closing Price
Past performance is not predictive of future results.
10/3/97             10.875
                    10.75
                    10.688
                    10.75
                    10.5
                    10.75
                    10.5
                    10.5
                    10.375
                    10.5
                    10.313
                    10.438
                    10.438
                    10.5
                    10.688
                    10.75
                    10.625
                    10.563
                    10.625
                    10.625
                    10.625
                    10.5
                    10.438
                    10.438
                    10.438
                    10.5
                    10.5
                    10.5
                    10.313
                    10
                    10
                    9.688
                    9.625
                    9.75
                    9.813
                    9.688
                    9.5
                    9.5
                    9.625
                    9.75
                    9.5
                    9.438
                    9.5
                    9.5
                    9.563
                    9.563
                    9.75
                    9.563
                    9.688
                    9.688
                    9.938
9/30/98             10.125

Nuveen New York Performance Plus Municipal Fund, Inc.
Performance Overview
As of September 30, 1998

NNP

Portfolio Statistics
==============================================================
Inception Date                                           11/89
--------------------------------------------------------------
Share Price                                            $17 3/4
--------------------------------------------------------------
Net Asset Value                                         $16.24
--------------------------------------------------------------
Current Market Yield Per Share                           6.05%
--------------------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)               8.77%
--------------------------------------------------------------
Taxable-Equivalent Yield (Federal and State)(1)          9.41%
--------------------------------------------------------------
Fund Net Assets ($000)                                $344,674
--------------------------------------------------------------
Average Weighted Maturity (Years)                        21.60
--------------------------------------------------------------
Leverage-Adjusted Duration (Years)                        6.49
--------------------------------------------------------------

Annualized Total Return
==============================================================
                                  On Share Price        On NAV
--------------------------------------------------------------
1-Year                                     0.63%         7.00%
--------------------------------------------------------------
3-Year                                     8.87%         6.67%
--------------------------------------------------------------
5-Year                                     6.60%         5.80%
--------------------------------------------------------------
Since Inception                            8.79%         8.88%
--------------------------------------------------------------

Taxable-Equivalent Total Return(2)
==============================================================
                                   On Share Price       On NAV
--------------------------------------------------------------

1-Year                                      3.94%        10.83
--------------------------------------------------------------
3-Year                                     12.48%        10.57
--------------------------------------------------------------
5-Year                                     10.30%         9.70
--------------------------------------------------------------
Since Inception                            12.56%        12.85
--------------------------------------------------------------

Top Five Sectors (as a % of total investments)
==============================================================
U.S. Guaranteed                                             41
--------------------------------------------------------------
Education and Civic Organizations                           13
--------------------------------------------------------------
Tax Obligation (Limited)                                     9
--------------------------------------------------------------
Transportation                                               8
--------------------------------------------------------------
Health Care                                                  7
--------------------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.70%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.70%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
10/97                                  0.0925
11/97                                  0.0925
12/97                                  0.0925
1/98                                   0.0925
2/98                                   0.0895
3/98                                   0.0895
4/98                                   0.0895
5/98                                   0.0895
6/98                                   0.0895
7/98                                   0.0895
8/98                                   0.0895
9/98                                   0.0895

Mountain Chart:
Share Price Performance
Weekly Closing Price
Past performance is not predictive of future results.
10/3/97             19
                    18.688
                    18.5
                    18.313
                    17.875
                    18.125
                    18.125
                    18.25
                    18.125
                    18.438
                    18.25
                    18.625
                    18.375
                    18.5
                    18.938
                    18.938
                    18.75
                    18.875
                    18.75
                    17.375
                    17.688
                    17.625
                    17.563
                    17.688
                    17.438
                    17.188
                    17.75
                    17.313
                    17.063
                    17.063
                    17.125
                    17.25
                    17.188
                    17.25
                    17.625
                    17.375
                    17.625
                    17.125
                    17.5
                    17.938
                    17.813
                    17.75
                    17.625
                    17.25
                    17.5
                    17.813
                    17.875
                    17.75
                    17.5
                    17.563
                    17.625
9/30/98             17.75

Nuveen New York Investment Quality Municipal Fund, Inc.
Performance Overview
As of September 30, 1998

NQN

Portfolio Statistics
==============================================================
Inception Date                                           11/90
--------------------------------------------------------------
Share Price                                            $17 1/2
--------------------------------------------------------------
Net Asset Value Per Share                               $15.89
--------------------------------------------------------------
Current Market Yield                                     5.90%
--------------------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)               8.55%
--------------------------------------------------------------
Taxable-Equivalent Yield (Federal and State)(1)          9.18%
--------------------------------------------------------------
Fund Net Assets ($000)                                $398,372
--------------------------------------------------------------
Average Weighted Maturity (Years)                        22.77
--------------------------------------------------------------
Leverage-Adjusted Duration (Years)                        5.67
--------------------------------------------------------------

Annualized Total Return
==============================================================
                                  On Share Price        On NAV
--------------------------------------------------------------
1-Year                                     2.60%         7.27%
--------------------------------------------------------------
3-Year                                     8.56%         6.40%
--------------------------------------------------------------
5-Year                                     6.79%         5.14%
--------------------------------------------------------------
Since Inception                            8.63%         8.51%
--------------------------------------------------------------

Taxable-Equivalent Total Return(2)
==============================================================
                                  On Share Price        On NAV
--------------------------------------------------------------
1-Year                                     5.93%        11.09%
--------------------------------------------------------------
3-Year                                    12.09%        10.19%
--------------------------------------------------------------
5-Year                                    10.41%         8.90%
--------------------------------------------------------------
Since Inception                           12.23%        12.29%
--------------------------------------------------------------

Top Five Sectors (as a % of total investments)
==============================================================
U.S. Guaranteed                                            45%
--------------------------------------------------------------
Utilities                                                  12%
--------------------------------------------------------------
Health Care                                                10%
--------------------------------------------------------------
Tax Obligation (Limited)                                    9%
--------------------------------------------------------------
Transportation                                              8%
--------------------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.70%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.70%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The fund also paid shareholders taxable distributions in December of $0.0136 per share.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share(3)
10/97                                   0.089
11/97                                   0.089
12/97                                   0.089
1/98                                    0.089
2/98                                    0.089
3/98                                    0.089
4/98                                    0.089
5/98                                    0.089
6/98                                    0.089
7/98                                    0.086
8/98                                    0.086
9/98                                    0.086

Mountain Chart:
Share Price Performance
Weekly Closing Price
Past performance is not predictive of future results.
10/3/97             18.25
                    18
                    18
                    17.875
                    17.438
                    17.75
                    17.875
                    17.875
                    17.625
                    17.938
                    18.125
                    17.75
                    17.938
                    17.938
                    18.313
                    18.063
                    17.875
                    18.063
                    18
                    17.75
                    17.563
                    17.625
                    17.813
                    17.563
                    17.5
                    17.313
                    17.438
                    17.375
                    17.25
                    17.125
                    17.688
                    17.688
                    17.75
                    17.625
                    17.938
                    18.188
                    17.813
                    17.813
                    17.938
                    17.813
                    17.563
                    17.75
                    17.75
                    17.875
                    17.813
                    17.563
                    17.625
                    17.75
                    17.438
                    17.5
9/30/98             17.5

Nuveen New York Select Quality Municipal Fund, Inc.
Performance Overview
As of September 30, 1998

NVN

Portfolio Statistics
==============================================================
Inception Date                                            5/91
--------------------------------------------------------------
Share Price                                          $16 15/16
--------------------------------------------------------------
Net Asset Value Per Share                               $15.99
--------------------------------------------------------------
Current Market Yield                                     5.85%
--------------------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)               8.48%
--------------------------------------------------------------
Taxable-Equivalent Yield (Federal and State)(1)          9.10%
--------------------------------------------------------------
Fund Net Assets ($000)                                $519,617
--------------------------------------------------------------
Average Weighted Maturity (Years)                        20.57
--------------------------------------------------------------
Leverage-Adjusted Duration (Years)                        5.27
--------------------------------------------------------------

Annualized Total Return
==============================================================
                                  On Share Price        On NAV
--------------------------------------------------------------
1-Year                                     6.84%         7.01%
--------------------------------------------------------------
3-Year                                     8.94%         6.74%
--------------------------------------------------------------
5-Year                                     7.34%         5.32%
--------------------------------------------------------------
Since Inception                            8.26%         8.43%
--------------------------------------------------------------

Taxable-Equivalent Total Return(2)
==============================================================
                                  On Share Price        On NAV
--------------------------------------------------------------
1-Year                                    10.20%        10.57%
--------------------------------------------------------------
3-Year                                    12.45%        10.32%
--------------------------------------------------------------
5-Year                                    10.98%         8.95%
--------------------------------------------------------------
Since Inception                           11.86%        12.05%
--------------------------------------------------------------

Top Five Sectors (as a % of total investments)
==============================================================
U.S. Guaranteed                                            32%
--------------------------------------------------------------
Tax Obligation (Limited)                                   15%
--------------------------------------------------------------
Education and Civic Organization                           12%
--------------------------------------------------------------
Utilities                                                  10%
--------------------------------------------------------------
Health Care                                                 8%
--------------------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.70%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.70%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
10/97                                  0.0825
11/97                                  0.0825
12/97                                  0.0825
1/98                                   0.0825
2/98                                   0.0825
3/98                                   0.0825
4/98                                   0.0825
5/98                                   0.0825
6/98                                   0.0825
7/98                                   0.0825
8/98                                   0.0825
9/98                                   0.0825

Mountain Chart:
Share Price Performance
Weekly Closing Price
Past performance is not predictive of future results.
10/3/97             17.25
                    16.875
                    17
                    17.125
                    16.625
                    16.875
                    16.813
                    16.563
                    16.625
                    16.813
                    17.188
                    17.188
                    17.438
                    17.375
                    17.438
                    17.188
                    17.125
                    17.313
                    17.313
                    17.063
                    16.875
                    17
                    17.125
                    16.875
                    16.813
                    16.875
                    16.25
                    16.375
                    16.125
                    16.125
                    16.375
                    16.75
                    16.313
                    16.438
                    16.938
                    16.875
                    16.875
                    16.563
                    16.813
                    17.063
                    17
                    16.938
                    17
                    16.75
                    16.625
                    16.938
                    17
                    16.813
                    16.813
                    16.75
                    16.625
9/30/98             16.9375

Nuveen New York Quality Income Municipal Fund, Inc.
Performance Overview
As of September 30, 1998

NUN

Portfolio Statistics
==============================================================
Inception Date                                           11/91
--------------------------------------------------------------
Share Price                                            $16 5/8
--------------------------------------------------------------
Net Asset Value Per Share                               $15.90
--------------------------------------------------------------
Current Market Yield                                     5.63%
--------------------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)               8.16%
--------------------------------------------------------------
Taxable-Equivalent Yield (Federal and State)(1)          8.76%
--------------------------------------------------------------
Fund Net Assets ($000)                                $548,795
--------------------------------------------------------------
Average Weighted Maturity (Years)                        22.38
--------------------------------------------------------------
Leverage-Adjusted Duration (Years)                        6.37
--------------------------------------------------------------

Annualized Total Return
==============================================================
                                  On Share Price        On NAV
--------------------------------------------------------------
1-Year                                     8.89%         7.90%
--------------------------------------------------------------
3-Year                                    10.90%         7.71%
--------------------------------------------------------------
5-Year                                     8.01%         5.66%
--------------------------------------------------------------
Since Inception                            7.86%         8.13%
--------------------------------------------------------------

Taxable-Equivalent Total Return(2)
==============================================================
                                  On Share Price        On NAV
--------------------------------------------------------------

1-Year                                    12.19%        11.31%
--------------------------------------------------------------
3-Year                                    14.39%        11.18%
--------------------------------------------------------------
5-Year                                    11.57%         9.14%
--------------------------------------------------------------
Since Inception                           11.31%        11.55%
--------------------------------------------------------------

Top Five Sectors (as a % of total investments)
==============================================================
U.S. Guaranteed                                            24%
--------------------------------------------------------------
Education and Civic Organization                           21%
--------------------------------------------------------------
Tax Obligation (Limited)                                   19%
--------------------------------------------------------------
Transportation                                              9%
--------------------------------------------------------------
Utilities                                                   9%
--------------------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.70%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.70%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The fund also paid shareholders taxable distributions in December of $0.0219 per share.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share(3)
10/97                                   0.078
11/97                                   0.078
12/97                                   0.078
1/98                                    0.078
2/98                                    0.078
3/98                                    0.078
4/98                                    0.078
5/98                                    0.078
6/98                                    0.078
7/98                                    0.078
8/98                                    0.078
9/98                                    0.078

Mountain Chart:
Share Price Performance
Weekly Closing Price
Past performance is not predictive of future results.
10/3/97             16.25
                    16
                    16.063
                    16.125
                    16.188
                    16.125
                    16.188
                    16.188
                    16.25
                    16.313
                    16.875
                    16.625
                    16.75
                    16.938
                    17
                    16.688
                    16.438
                    16.438
                    16.688
                    16.688
                    16.688
                    16.625
                    16.313
                    16.375
                    16.438
                    16.625
                    16.375
                    16.125
                    16
                    16
                    16.188
                    15.75
                    15.813
                    16.375
                    16.75
                    16.75
                    16.063
                    16.063
                    16.25
                    16.5
                    16.188
                    16.063
                    16.188
                    16.438
                    16.438
                    16.625
                    16.5
                    16.563
                    16.438
                    16.5
                    16.438
9/30/98             16.625

Nuveen Insured New York Premium Income Municipal Fund, Inc.
Performance Overview
As of September 30, 1998

NNF

Portfolio Statistics
==============================================================
Inception Date                                           12/92
--------------------------------------------------------------
Share Price                                          $15 11/16
--------------------------------------------------------------
Net Asset Value                                         $15.68
--------------------------------------------------------------
Current Market Yield Per Share                           5.24%
--------------------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)               7.59%
--------------------------------------------------------------
Taxable-Equivalent Yield (Federal and State)(1)          8.15%
--------------------------------------------------------------
Fund Net Assets ($000)                                $194,306
--------------------------------------------------------------
Average Weighted Maturity (Years)                        21.98
--------------------------------------------------------------
Modified Duration (Years)                                 8.64
--------------------------------------------------------------

Annualized Total Return
==============================================================
                                  On Share Price        On NAV
--------------------------------------------------------------
1-Year                                    11.29%        10.67%
--------------------------------------------------------------
3-Year                                    12.34%         9.98%
--------------------------------------------------------------
5-Year                                     7.48%         6.39%
--------------------------------------------------------------
Since Inception                            6.71%         7.70%
--------------------------------------------------------------

Taxable-Equivalent Total Return(2)
==============================================================
                                  On Share Price        On NAV
--------------------------------------------------------------

1-Year                                    14.43%        13.80%
--------------------------------------------------------------
3-Year                                    15.69%        13.21%
--------------------------------------------------------------
5-Year                                    10.96%         9.69%
--------------------------------------------------------------
Since Inception                           10.00%        10.89%
--------------------------------------------------------------

Top Five Sectors (as a % of total investments)
==============================================================
Education and Civic Organizations                           22
--------------------------------------------------------------
U.S. Guaranteed                                             20
--------------------------------------------------------------
Health Care                                                 14
--------------------------------------------------------------
Utilities                                                   14
--------------------------------------------------------------
Tax Obligation (General)                                    11
--------------------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.70%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.70%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
10/97                                  0.0685
11/97                                  0.0685
12/97                                  0.0685
1/98                                   0.0685
2/98                                   0.0685
3/98                                   0.0685
4/98                                   0.0685
5/98                                   0.0685
6/98                                   0.0685
7/98                                   0.0685
8/98                                   0.0685
9/98                                   0.0685

Mountain Chart:
Share Price Performance
Weekly Closing Price
Past performance is not predictive of future results.
10/3/97             14.875
                    14.875
                    14.5
                    14.688
                    14.875
                    14.875
                    14.875
                    14.688
                    14.875
                    15.125
                    15.188
                    15.188
                    15.25
                    15.438
                    15.875
                    15.625
                    15.5
                    15.5
                    15.375
                    15.438
                    15.625
                    15.563
                    15.75
                    15.625
                    15.563
                    15.5
                    15.5
                    15.125
                    15
                    14.75
                    14.875
                    14.875
                    14.688
                    15.125
                    15.063
                    15.125
                    15.063
                    15.313
                    15.375
                    15.5
                    15.438
                    15.313
                    15.375
                    15.563
                    15.688
                    15.938
                    15.813
                    15.438
                    15.563
                    15.688
                    15.75
9/30/98             15.6875

Report of Independent Auditors


The Board of Directors and Shareholders
Nuveen New York Municipal Value Fund, Inc.
Nuveen New York Performance Plus Municipal Fund, Inc.
Nuveen New York Investment Quality Municipal Fund, Inc.
Nuveen New York Select Quality Municipal Fund, Inc.
Nuveen New York Quality Income Municipal Fund, Inc.
Nuveen Insured New York Premium Income Municipal Fund, Inc.


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., and Nuveen Insured New York Premium Income Municipal Fund, Inc. as of September 30, 1998, and the related statements of operations, and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., and Nuveen Insured New York Premium Income Municipal Fund, Inc. at September 30, 1998, and the results of their operations, and changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.


Chicago, Illinois
November 14, 1998

                            Portfolio of Investments
                            Nuveen New York Municipal Value Fund, Inc. (NNY)
                            September 30, 1998
    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                  Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 12.3%

$   2,000,000   The Trust for Cultural Resources of The City of New York, Revenue Bonds,
                 Series 1997A (American Museum of Natural History), 5.650%, 4/01/27             4/07 at 101        AAA    $2,156,320

    1,000,000   Dormitory Authority of the State of New York, State University Educational
                 Facilities Revenue Bonds, Series 1990A, 7.400%, 5/15/01                        5/00 at 102         A-     1,074,910

    1,000,000   Dormitory Authority of the State of New York, City University System
                 Consolidated Second General Resolution Revenue Bonds,
                 Series 1993A, 5.750%, 7/01/18                                                 No Opt. Call       BBB+     1,110,080

    1,000,000   Dormitory Authority of the State of New York, City University System
                 Consolidated Second General Resolution Revenue Bonds,
                 Series 1993A, 6.000%, 7/01/20                                                 No Opt. Call       BBB+     1,148,270

   11,080,000   Dormitory Authority of the State of New York, City University System
                 Consolidated Revenue Bonds, Series 1993F, 5.000%, 7/01/20                      7/03 at 100       BBB+    10,941,722

    3,000,000   Dormitory Authority of the State of New York, State University System
                 Educational Facilities Revenue Bonds, Series 1998B, 4.750%, 5/15/28            5/08 at 101         A-     2,891,310


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 8.7%

      500,000   Cattaraugus County, New York, Industrial Development Agency, Civic Facility
                 Revenue Bonds, Series 1988A (Olean General Hospital Project),
                 5.250%, 8/01/23                                                                8/08 at 102         A+       510,360

    2,250,000   Dormitory Authority of the State of New York, The Rosalind and Joseph Gurwin
                 Jewish Geriatric Center of Long Island, Inc., FHA-Insured Mortgage Nursing
                 Home Revenue Bonds, Series 1997, 5.700%, 2/01/37                               2/07 at 102        AAA     2,402,933

    4,000,000   Dormitory Authority of the State of New York, The New York and Presbyterian
                 Hospital, FHA-Insured Mortgage Hospital Revenue Bonds, Series 1998,
                 4.750%, 8/01/27                                                                2/08 at 101        AAA     3,886,560

      905,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing
                 Home Insured Mortgage Revenue Bonds, 1987 Series A, 8.000%, 2/15/27            8/99 at 100         AA       917,109

      235,000   New York State Medical Care Facilities Finance Agency, Albany Medical
                 Center Hospital Project Revenue Bonds, 1987 Series A, 8.000%, 2/15/28          8/00 at 100        AAA       240,487

      825,000   New York State Medical Care Facilities Finance Agency, St. Lukes-Roosevelt
                 Hospital Center, FHA-Insured Mortgage Revenue Bonds, 1993 Series A,
                 5.600%, 8/15/13                                                                8/03 at 102        AAA       872,157

    3,050,000   New York State Medical Care Facilities Financing Agency, Hospital and Nursing
                 Home, FHA Insured Mortgage Revenue Bonds, 1995 Series B, 6.250%, 2/15/15       8/05 at 102        AAA     3,391,051

    1,365,000   Newark-Wayne Community Hospital, Inc., Hospital Revenue Improvement and
                 Refunding Bonds, Series 1993A, 7.600%, 9/01/15                                 9/03 at 102        N/R     1,489,679


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 2.3%

      465,000   New York City Housing Development Corporation, Mortgage Revenue Bonds (South
                 Williamsburg Cooperative), 1990 Series A, 7.900%, 2/01/13
                 (Alternative Minimum Tax)                                                      2/00 at 102        Aa1       486,804

    1,400,000   New York City Housing Development Corporation, New York, Mortgage Revenue
                 Bonds (South Bronx Cooperatives), 1990 Series A, 8.100%, 9/01/23
                 (Alternative Minimum Tax)                                                      9/00 at 102        Aa1     1,483,202

    1,500,000   New York City Housing Development Corporation, Multi-Family Mortgage Revenue
                 Bonds (FHA Insured Mortgage Loan), 1993 Series A, 6.550%, 10/01/15             4/03 at 102        AAA     1,606,680


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 4.2%

    1,500,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,
                 Series HH-3, 7.950%, 4/01/22 (Alternative Minimum Tax)                         6/00 at 102        Aa2     1,575,420

    8,205,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,
                 Series VV, 0.000%, 10/01/23 (Alternative Minimum Tax)                    10/01 at 19 11/32        Aa2     1,307,057

    3,750,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,
                 Series 73-A, 5.250%, 10/01/17 (Alternative Minimum Tax)                        9/08 at 101        Aa2     3,786,263

    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                  Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                Long Term Care - 8.6%

$   2,015,000   Village of East Rochester, New York, Housing Authority, FHA-Insured Mortgage
                 Revenue Bonds (St. Johns Meadows Project), Series, 1997A, 5.750%, 8/01/37      8/07 at 102        AAA    $2,174,245

    3,000,000   Dormitory Authority of the State of New York, Hebrew Home For The Aged At
                 Riverdale, FHA-Insured Mortgage Nursing Home Revenue Bonds, 6.125%, 2/01/37    2/07 at 102         AA     3,311,730

    2,000,000   Dormitory Authority of the State of New York, German Masonic Home Corporation,
                 FHA Insured Mortgage Revenue Bonds, Series 1996, 5.950%, 8/01/26               8/06 at 102         AA     2,164,560

    1,000,000   Dormitory Authority of the State of New York, Eger Health Care Center of Staten
                 Island, FHA-Insured Mortgage Nursing Home Revenue Bonds, Series 1998, 5.100%,
                 2/01/28                                                                        2/08 at 102        AAA     1,006,350

    1,565,000   New York State Medical Care Facilities Financing Agency, Hospital and Nursing
                 Home Insured Mortgage Revenue Bonds, 1992 Series C, 6.550%, 8/15/12            8/02 at 102        AAA     1,726,258

    3,000,000   Syracuse Housing Authority Syracuse, New York, FHA Insured Mortgage Revenue
                 Bonds, (Loretto Rest Residential Health Care Facility Project), Series 1997A,
                 5.600%, 8/01/17                                                                2/08 at 102        AAA     3,185,340


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 6.5%

       25,000   The City of New York, New York, General Obligation Bonds, Fiscal 1992
                 Series C, 6.300%, 8/01/03                                                  8/02 at 101 1/2        AAA        27,511

    1,135,000   The City of New York, General Obligation Bonds, Fiscal 1995 Series D,
                 6.600%, 2/01/04                                                               No Opt. Call         A-     1,273,084

    1,390,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series B,
                 6.750%, 8/15/03                                                               No Opt. Call         A-     1,558,816

    2,890,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series I,
                 5.875%, 3/15/18                                                                3/06 at 101      1/2A-     3,123,599

      390,000   The City of New York, General Obligation Bonds, Fiscal 1991 Series D,
                 9.500%, 8/01/02                                                                8/01 at 102      1/2A-       452,221

    2,305,000   The City of New York, General Obligation Bonds, Fiscal 1997 Series G,
                 6.000%, 10/15/26                                                              10/07 at 101         A-     2,541,447

    1,000,000   City of Niagara Falls, Niagara County, New York, Water Treatment Plant
                 Serial Bonds, 1994, 7.250%, 11/01/11 (Alternative Minimum Tax)                No Opt. Call        AAA     1,280,040


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 16.7%

      250,000   Battery Park City Authority, Revenue Refunding Bonds, Series 1993A,
                 Junior Revenue Refunding Bonds, 5.800%, 11/01/22                              11/03 at 102          A       267,835

    5,000,000   Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds,
                 Series 1996A, 5.250%, 4/01/26                                                  4/07 at 101        AAA     5,152,700

    6,000,000   New York City, New York, Transitional Finance Authority, Future Tax Secured
                 Bonds, Fiscal 1998 Series A, 5.125%, 8/15/21                                   8/07 at 101         AA     6,039,420

      250,000   Dormitory Authority of the State of New York, Judicial Facilities Lease
                 Revenue Bonds (Suffolk County Issue), Series 1991A, 9.500%, 4/15/14           No Opt. Call       Baa1       291,800

    1,000,000   Dormitory Authority of the State of New York, Court Facilities Lease
                 Revenue Bonds (The City of New York Issue), Series 1993A, 5.700%, 5/15/22  5/03 at 101 1/2         A3     1,049,980

    3,125,000   Dormitory Authority of the State of New York, Mental Health Services
                 Facilities Improvement Revenue Bonds, Series 1997D, 5.125%, 8/15/27            8/07 at 101        AAA     3,163,813

    3,000,000   Dormitory Authority of the State of New York, Mental Health Services
                 Facilities Improvement Revenue Bonds, Series 1998D, 5.000%, 2/15/23            8/08 at 101        AAA     3,006,480

    1,000,000   New York State Housing Finance Agency, H.E.L.P.-Suffolk Housing Revenue
                 Bonds, 1989 Series A, 8.100%, 11/01/05                                        11/99 at 100       Baa2     1,027,750

      855,000   New York State Housing Finance Agency, Health Facilities Revenue Bonds,
                 New York City, 1990 Series A Refunding, 8.000%, 11/01/08                      11/00 at 100       BBB+       931,172

       10,000   New York State Housing Finance Agency, Service Contract Obligation
                 Revenue Bonds, 1994 Series A, 6.375%, 9/15/14                                  9/04 at 102       BBB+        11,238

    1,000,000   New York State Medical Care Facilities Financing Agency, Mental Health
                 Services Facilities Improvement Revenue Bonds,1992 Series A,
                 6.375%, 8/15/17                                                               12/02 at 102        AAA     1,091,890

    1,000,000   New York State Urban Development Corporation, State Facilities Revenue
                 Bonds, 1995 Refunding Series, 5.750%, 4/01/11                                 No Opt. Call       BBB+     1,108,920

    3,000,000   City School District of the City of Niagara Falls, New York, Certificates
                 of Participation (High School Facility), Series 1998, 5.375%, 6/15/28          6/08 at 101       BBB-     3,062,520

    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                  Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 5.0%

$   2,015,000   Metropolitan Transportation Authority, New York, Commuter Facilities
                 Revenue Bonds, Series 1997D, 5.125%, 7/01/22                                   7/07 at 101        AAA    $2,039,785

    1,000,000   New York City Industrial Development Agency, Special Facility Revenue
                 Bonds (1990 American Airlines, Inc. Project), 8.000%, 7/01/20
                 (Alternative Minimum Tax)                                                      1/99 at 102       Baa2     1,030,030

    4,500,000   The Port Authority of New York and New Jersey, Consolidated Bonds,
                 One Hundred Ninth Series, 5.375%, 7/15/27                                      1/07 at 101        AAA     4,706,865


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 19.0%

    3,110,000   The City of New York, General Obligation Bonds, Fiscal 1991 Series D,
                 9.500%, 8/01/02 (Pre-refunded to 8/01/01)                                  8/01 at 101 1/2        Aaa     3,636,585

       20,000   The City of New York, General Obligation Bonds, Fiscal 1997 Series G,
                 6.000%, 10/15/26 (Pre-refunded to 10/15/07)                                   10/07 at 101      A-***        23,108

    1,000,000   New York City Municipal Water Finance Authority, Water and Sewer System
                 Revenue Bonds, Fiscal 1991 Series C, 7.750%, 6/15/20
                 (Pre-refunded to 6/15/01)                                                  6/01 at 101 1/2        Aaa     1,118,480

    2,600,000   New York City Industrial Development Agency, Civic Facility Revenue Bonds
                 (YMCA of Greater New York Project), 8.000%, 8/01/16
                 (Pre-refunded to 8/01/01)                                                      8/01 at 102     N/R***     2,934,646

    4,000,000   Dormitory Authority of the State of New York, Judicial Facilities Lease
                 Revenue Bonds (Suffolk County Issue), Series 1986, 7.375%, 7/01/16            No Opt. Call        AAA     5,117,520

    4,145,000   New York State Housing Finance Agency, Health Facilities Revenue Bonds,
                 New York City, 1990 Series A Refunding, 8.000%, 11/01/08
                 (Pre-refunded to 11/01/00)                                                    11/00 at 102        AAA     4,583,168

    1,000,000   New York Local Government Assistance Corporation, New York, Series 1991B,
                 7.500%, 4/01/20 (Pre-refunded to 4/01/01)                                      4/01 at 102        AAA     1,109.430

      990,000   New York State Housing Finance Agency, Service Contract Obligation Revenue
                 Bonds, 1994 Series A, 6.375%, 9/15/14 (Pre-refunded to 9/15/04)                9/04 at 102        AAA     1,138,579

      130,000   New York State Medical Care Facilities Financing Agency, Hospital and
                 Nursing Home Insured Mortgage Revenue Bonds, 1992 Series C, 6.550%,
                 8/15/12 (Pre-refunded to 8/15/02)                                              8/02 at 102        AAA       145,374

    2,200,000   New York State Thruway Authority, Local Highway and Bridge Service
                 Contract Bonds, Series 1991, 6.000%, 1/01/11 (Pre-refunded to 1/01/01)         1/01 at 100        AAA     2,311,914

    5,000,000   New York State Urban Development Corporation, Project Revenue Bonds
                 (Onondaga County Convention Center), Series 1990, 7.875%, 1/01/20
                 (Pre-refunded to 1/01/01)                                                      1/01 at 102        Aaa     5,545,200

    1,000,000   New York State Urban Development Corporation, State Facilities Revenue
                 Bonds, Series 1991, 7.500%, 4/01/11 (Pre-refunded to 4/01/01)                  4/01 at 102        Aaa     1,109,430

    1,000,000   New York State Urban Development Corporation, State Facilities
                 Revenue Bonds, Series 1991, 7.500%, 4/01/20 (Pre-refunded to 4/01/01)          4/01 at 102        Aaa     1,109,430


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 10.2%

    5,000,000   Long Island Power Authority, New York, Electric System General Revenue
                 Bonds, Series 1988A, 5.250%, 12/01/26                                          6/08 at 101         A-     5,115,800

    1,000,000   New York State Energy Research and Development Authority, Electric Facilities
                 Revenue Bonds, Series 1991 A (Consolidated Edison Company of New York, Inc.
                 Project), 7.500%, 1/01/26 (Alternative Minimum Tax)                            1/00 at 101         A+     1,051,340

    1,000,000    New York State Energy Research and Development Authority, Gas
                 Facilities Revenue Bonds, Series C (The Brooklyn Union Gas
                 Company Project), 5.600%, 6/01/25 (Alternative Minimum Tax                     7/03 at 102        AAA     1,048,190

    4,500,000   New York State Energy Research and Development Authority, Pollution Control
                 Revenue Bonds, Series C (Rochester Gas and Electric Company Project),
                 8.375%, 12/01/28 (Alternative Minimum Tax)                                    12/98 at 102         A-     4,621,545

    4,000,000   New York State Energy Research and Development Authority, Pollution Control
                 Revenue Bonds (Central Hudson Gas & Electric Company Projects), Series C,
                 8.375%, 12/01/28 (Alternative Minimum Tax)                                    12/98 at 102          A     4,109,759

    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                  Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 5.0%

$   1,425,000   New York State Environmental Facilities Corporation, Water Facilities Revenue
                 Bonds, Series 1992 (The New Rochelle Water Company Project), 6.400%,
                 12/01/24 (Alternative Minimum Tax)                                             6/02 at 102          A    $1,524,706

    5,815,000   Western Nassau County Water Authority, System Revenue Bonds,
                 Series 1995, 5.650%, 5/01/26                                                   5/06 at 102        AAA     6,272,058
------------------------------------------------------------------------------------------------------------------------------------
$ 152,685,000   Total Investments - (cost $143,559,698) - 98.5%                                                          154,712,035
=============
                Temporary Investments in Short-Term Municipal Securities - 0.4%

$     700,000   City of New York, New York, Municipal Water Finance Authority, Water and
=============    Sewer System Revenue Bonds, Series G, Variable Rate Demand Bonds,
                 4.050%, 6/15/24+                                                                               VMIG-1       700,000
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                       1,673,944
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $157,085,979
                ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen New York Municipal Value Fund, Inc. (NNP)
                            September 30, 1998
    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                  Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 12.8%

$   2,660,000   Dormitory Authority of the State of New York, College and University Revenue
                 (Pooled Capital Program), Series 1985, 7.800%, 12/01/05                       12/98 at 102        Aaa    $2,729,133

    2,500,000   Dormitory Authority of the State of New York, State University Educational
                 Facilities, Revenue Bonds, Series 1993A, 5.875%, 5/15/17                      No Opt. Call         A-     2,843,275

    3,000,000   Dormitory Authority of the State of New York, City University System
                 Consolidated Revenue Bonds, Series 1993 B, 6.000%, 7/01/14                    No Opt. Call        Aaa     3,486,990

                Dormitory Authority of the State of New York, City University
                System Consolidated Revenue Bonds, Series 1993F:
    1,000,000    5.500%, 7/01/12                                                                7/03 at 102       Baa1     1,043,990
   11,350,000    5.000%, 7/01/20                                                                7/03 at 100       Baa1    11,208,352

    1,000,000   Dormitory Authority of the State of New York, City University System
                 Consolidated Second General Resolution Revenue Bonds,
                 Series 1995 A, 5.375%, 7/01/14                                                 7/05 at 102       Baa1     1,058,570

                New York State Dormitory Authority, City University System,
                Consolidated Third General Resolution Bonds, 1998 Series 2:
    1,490,000    5.000%, 7/01/17                                                                7/08 at 101       Baa1     1,496,467
    1,055,000    5.000%, 7/01/18                                                                7/08 at 101       Baa1     1,058,640
    7,000,000    5.000%, 7/01/28                                                                7/08 at 101       Baa1     6,908,720

    1,500,000   New York State Dormitory Authority, St. Thomas Aquinas College, Insured
                 Revenue Bonds, Series 1998, 5.250%, 7/01/28                                    7/01 at 101         AA     1,524,225

    7,925,000   New York State Dormitory Authority, State University Educational Facilities
                 Revenue Bonds, Series 1998B, 4.750%, 5/15/28                                   5/08 at 101         A-     7,637,877

    3,000,000   The Trust for Cultural Resources of The City of New York, Revenue Bonds,
                 Series 1997A (American Museum of Natural History), 5.650%, 4/01/27             4/07 at 101        Aaa     3,234,480


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 6.8%

    2,000,000   Dormitory Authority of the State of New York, St. Vincent's Hospital and Medical
                 Center of New York, FHA-Insured Mortgage Revenue Bonds, Series 1991,
                 7.400%, 8/01/30                                                                8/01 at 102        AAA     2,211,360

    1,000,000   New York State Dormitory Authority, FHA Guaranteed Hospital Revenue Bonds,
                 Series 1998, Saint James Mercy Hospital, 5.250%, 2/01/18                       2/08 at 102         AA     1,023,540

      190,000   New York State Medical Care Facilities Finance Agency, Albany Medical Center
                 Hospital Project, Revenue Bonds, 1987 Series A, 8.000%, 2/15/28                8/00 at 100        AAA       194,437

   10,000,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing
                 Home FHA Insured Mortgage Revenue Bonds, 1992 Series B, 6.200%, 8/15/22        8/02 at 102        AAA    10,734,600

    2,630,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing
                 Home FHA Insured Mortgage Revenue Bonds, 1995 Series B, 6.250%, 2/15/15        8/05 at 102        AAA     2,924,087

    5,800,000   New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage
                 Project Revenue Bonds, 1985 Series C, 6.250%, 8/15/15                          2/05 at 102         Aa     6,359,352


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 4.8%

    3,160,000   New York State Housing Finance Agency, Multifamily Housing Revenue Bonds
                 (AMBAC Insured Program), 1989 Series B, 7.550%, 11/01/29
                 (Alternative Minimum Tax)                                                     11/99 at 102        Aaa     3,299,040

    1,585,000   New York State Housing Finance Agency, Multifamily Housing Revenue Bonds
                 (Secured Mortgage Program), 1992 Series A, 7.000%, 8/15/12
                 (Alternative Minimum Tax)                                                      8/02 at 102        Aa1     1,713,306

    1,000,000   Hudson Housing Development Corporation (Hudson, New York), Multifamily
                 Mortgage Revenue Refunding Bonds, Series 1992A, (Providence
                 Hall-Schuyler Court Projects-FHA Insured Mortgages), 6.500%, 1/01/25           1/03 at 101        Aaa     1,055,400

    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                  Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily (continued)

$   5,750,000   New York City Housing Development Corporation, Multi-Unit Mortgage
                 Refunding Bonds (FHAInsured Mortgage Loans), 1991 Series A, 7.350%, 6/01/19    6/01 at 102        AAA    $6,169,060

    3,965,000   Puerto Rico Housing Finance Corporation, Multifamily Mortgage Revenue Bonds,
                 Portfolio A, Series I, 7.500%, 4/01/22                                         4/00 at 102         AA     4,183,392

------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 6.0%

    1,250,000   New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds,
                 Series 1998-73A, 5.250%, 10/01/17 (Alternative Minimum Tax)                    9/08 at 101        Aa2     1,262,088

    9,200,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,
                 Series HH-3, 7.950%, 4/01/22 (Alternative Minimum Tax)                         6/00 at 102        Aa2     9,662,576

      915,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,
                 Series SS, 7.950%, 10/01/22 (Alternative Minimum Tax)                         10/00 at 102        Aa2       967,841

   45,135,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,
                 Series VV, 0.000%, 10/01/23 (Alternative Minimum Tax)                    10/01 at 19 11/32        Aa2     7,190,006

    1,460,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,
                 1995 Series 52, 6.100%, 4/01/26 (Alternative Minimum Tax)                      1/06 at 102        Aaa     1,577,048

------------------------------------------------------------------------------------------------------------------------------------
                Long Term Care - 2.2%

    3,000,000   New York State Medical Care Facilities Finance Agency, FHA Insured Mortgage
                 Project Revenue Bonds, 1995 Series C, 6.100%, 8/15/15                          2/06 at 102        AA+     3,290,760

    4,000,000   Syracuse Housing Authority (Syracuse, New York), FHA Insured Mortgage Revenue
                 Bonds (Loretto Rest Residential Health Care Facility Project), Series 1997A,
                 5.600%, 8/01/17                                                                2/08 at 102        AAA     4,247,120

------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 2.9%

       35,000   The City of New York, General Obligation Bonds, Fiscal 1991 Series B, 8.000%,
                 6/01/99                                                                       No Opt. Call         A-        36,049

    1,500,000   The City of New York, New York, General Obligation Bonds, Fiscal 1991
                 Series F, 3.000%, 11/15/00                                                    No Opt. Call         A-     1,481,400

       15,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series C,
                 6.625%, 8/01/12                                                            8/02 at 101 1/2        Aaa        16,616

    1,000,000   The City of New York, General Obligation Bonds, Fiscal 1993 Series E,
                 5.750%, 5/15/13                                                            5/03 at 101 1/2        Aaa     1,077,520

      175,000   The City of New York, General Obligation Bonds, Fiscal 1991 Series D,
                 9.500%, 8/01/02                                                            8/01 at 101 1/2         A-       202,920

    2,485,000   The City of New York, General Obligation Bonds, Fiscal 1995 Series F,
                 6.375%, 2/15/06                                                                2/05 at 101         A-     2,797,538

    1,500,000   New York City, General Obligation Bonds, Fiscal 1999 Series C,
                 5.000%, 8/15/22                                                                8/08 at 101         A-     1,490,610

    2,095,000   City of Niagara Falls, Niagara County, New York, Water Treatment Plant
                 Serial Bonds, 1994, 8.000%, 11/01/09 (Alternative Minimum Tax)                No Opt. Call        Aaa     2,743,382

------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 9.2%

    4,000,000   Dormitory Authority of the State of New York, Mental Health Services
                 Facilities Improvement Revenue Bonds, Series 1998D, 5.000%, 2/15/23            8/08 at 101        Aaa     4,008,640

       10,000   New York Medical Care Facilities Finance Agency, Mental Health Services
                 Facilities Improvement Revenue Bonds, 1991 Series D, 7.400%, 2/15/18           2/02 at 102         A-        11,209

      940,000   New York State Housing Finance Agency, Health Facilities Revenue Bonds
                 (New York City), 1990 Series A Refunding, 8.000%, 11/01/08                    11/00 at 102       BBB+     1,023,745

    1,195,000   New York State Medical Care Facilities Finance Agency, Mental Health
                 Services Facilities Improvement Revenue Bonds, 1990 Series A,
                 7.750%, 2/15/20                                                                2/00 at 102         A-     1,280,526

      335,000   New York State Medical Care Facilities Finance Agency, Mental Health Services
                 Facilities Improvement Revenue Bonds, 1990 Series B, 7.875%, 8/15/20           8/00 at 102         A-       365,797

    6,900,000   New York State Urban Development Corporation, Correctional Facilities
                 Service Contract, Revenue Bonds, Series A, 5.000%, 1/01/28                     1/08 at 102       Baa1     6,810,645

    7,000,000   Metropolitan Transportation Authority, Dedicated Tax Fund, Series 1996A,
                 5.250%, 4/01/26                                                                4/07 at 101        Aaa     7,213,780

    6,000,000   New York City Transitional Finance Authority, Future Tax Secured Bonds,
                Fiscal 1998 Series A, 5.125%, 8/15/21 (DD)                                      8/07 at 101         AA     6,039,420

    5,000,000   Niagara Falls School District, Certificates of Participation, High School
                 Facility, Series 1998, 5.375%, 6/15/28                                         6/08 at 101       BBB-     5,104,200

    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                  Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 8.4%

$  15,525,000   Metropolitan Transportation Authority, Commuter Facilities Revenue Bonds,
                 Series 1998A, 5.250%, 7/01/28                                                  7/08 at 101       Baa1   $15,775,729

    2,000,000   Monroe County Airport Authority, Greater Rochester International Airport
                 Revenue Bonds, Series 1989, 7.250%, 1/01/19 (Alternative Minimum Tax)          1/00 at 102        Aaa     2,116,920

    6,750,000   New York City Industrial Development Agency, Special Facility Revenue Bonds
                 (1990 American Airlines Inc. Project), 8.000%, 7/01/20
                 (Alternative Minimum Tax)                                                      1/99 at 102       Baa2     6,952,703

    1,500,000   Port Authority of New York and New Jersey, Consolidated Bonds,
                 One Hundred Eleventh Series, 5.000%, 10/01/27                                 10/07 at 101        AA-     1,504,410

    2,500,000   The Port Authority of New York and New Jersey, Consolidated Bonds,
                 One Hundred Ninth Series, 5.375%, 7/15/27                                      1/07 at 101        Aaa     2,614,925

------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 40.6%

    3,970,000   Dormitory Authority of the State of New York, United Health Services, Inc.,
                 FHA Insured Mortgage Revenue Bonds, Series 1989, 7.350%, 8/01/29
                 (Pre-refunded to 2/01/00)                                                      2/00 at 102        AAA     4,239,245

   10,000,000   Dormitory Authority of the State of New York, City University System
                 Consolidated Revenue Bonds, Series 1990A, 7.625%, 7/01/20
                 (Pre-refunded to 7/01/00)                                                      7/00 at 102        Aaa    10,865,700

    6,850,000   Dormitory Authority of the State of New York, Revenue Bonds, Department
                 of Health of the State of New YorkIssue, Series 1990, 7.700%, 7/01/20
                 (Pre-refunded to 7/01/00)                                                      7/00 at 102        Aaa     7,451,636

    4,400,000   Dormitory Authority of the State of New York Revenue Bonds, Upstate Community
                 Colleges, 1990A Issue, 7.600%, 7/01/20 (Pre-refunded to 7/01/00)               7/00 at 102    Baa1***     4,771,184

    2,190,000   Dormitory Authority of the State of New York, Vassar College, Revenue Bonds,
                 Series 1990, 7.250%, 7/01/15 (Pre-refunded to 7/01/00)                        7/00  at 102        AAA     2,366,164

                Dormitory Authority of the State of New York, City University
                System Consolidated, Second General Resolution Revenue Bonds,
                Series 1990F:
    2,000,000    7.875%, 7/01/07 (Pre-refunded to 7/01/00)                                      7/00 at 102        Aaa     2,181,560
    2,000,000    7.875%, 7/01/17 (Pre-refunded to 7/01/00)                                      7/00 at 102        Aaa     2,181,560

                Dormitory Authority of the State of New York, State University
                Educational Facilities, Revenue Bonds, Series 1989B:
    3,150,000    7.250%, 5/15/15 (Pre-refunded to 5/15/00)                                      5/00 at 102        Aaa     3,390,471
      350,000    7.250%, 5/15/15 (Pre-refunded to 5/15/00)                                      5/00 at 102        AAA       376,719

    2,600,000   Dormitory Authority of the State of New York, State University Educational
                 Facilities, Revenue Bonds, Series 1990B, 7.375%, 5/15/14
                 (Pre-refunded to 5/15/00)                                                      5/00 at 102        Aaa     2,803,346

    3,000,000   New York Local Government Assistance Corporation, Series 1991A Bonds,
                 7.250%, 4/01/18 (Pre-refunded to 4/01/01)                                      4/01 at 102        Aaa     3,310,530

    8,000,000   New York Local Government Assistance Corporation, New York, Series 1991B,
                 7.500%, 4/01/20 (Pre-refunded to 4/01/01)                                      4/01 at 102        Aaa     8,875,440

      810,000   New York Medical Care Facilities Finance Agency, Mental Health Services
                 Facilities Improvement Revenue Bonds, 1991 Series D, 7.400%, 2/15/18
                 (Pre-refunded to 2/15/02)                                                      2/02 at 102      A-***       916,458

    1,000,000   New York State Environmental Facilities Corporation, State Water Pollution
                 Control, Revolving Fund Revenue Bonds, Series 1991 A (New York City
                 Municipal Water Finance Authority Project), 7.250%, 6/15/10
                 (Pre-refunded to 6/15/01)                                                      6/01 at 102        Aaa     1,109,960

    4,560,000   New York State Housing Finance Agency, Health Facilities Revenue Bonds
                 (New York City), 1990 Series A Refunding, 8.000%, 11/01/08
                 (Pre-refunded to 11/01/00)                                                    11/00 at 102        Aaa     5,042,038

                New York State Medical Care Facilities Finance Agency, St. Luke's-Roosevelt
                 Hospital Center, FHA Insured Mortgage Revenue Bonds, 1989 Series B:
    1,000,000    7.450%, 2/15/29 (Pre-refunded to 2/15/00)                                      2/00 at 102        Aaa     1,070,420
    3,500,000    7.450%, 2/15/29 (Pre-refunded to 2/15/00)                                      2/00 at 102        Aaa     3,746,470

    1,295,000   New York State Medical Care Facilities Finance Agency, Hospital Insured
                 Mortgage Revenue Bonds, 1990 Series A, 7.700%, 2/15/25
                 (Pre-refunded to 8/15/00)                                                      8/00 at 102        Aaa     1,414,153

    1,145,000   New York State Medical Care Facilities Finance Agency, Mental Health
                 Services Facilities Improvement Revenue Bonds, 1989 Series A General
                 Obligation Bonds, 7.800%, 2/15/19 (Pre-refunded to 2/15/99)                    2/99 at 102        Aaa     1,186,964

    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                  Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$   2,000,000   New York State Medical Care Facilities Finance Agency, Mental Health Services
                 Facilities Improvement Revenue Bonds, 1991 Series A, 7.500%, 2/15/21
                 (Pre-refunded to 2/15/01)                                                      2/01 at 102        Aaa    $2,209,280

    1,205,000   New York State Medical Care Facilities Finance Agency, Mental Health Services
                 Facilities Improvement Revenue Bonds, 1990 Series A, 7.750%, 2/15/20
                 (Pre-refunded to 2/15/00)                                                      2/00 at 102        Aaa     1,294,628

    2,070,000   New York State Medical Care Facilities Finance Agency (Mental Health
                 Services), 7.875%, 8/15/20 (Pre-refunded to 8/15/00)                           8/00 at 102        AAA     2,266,981

    4,600,000   New York State Thruway Authority, Local Highway and Bridge Service Contract
                 Bonds, Series 1991, 6.000%, 1/01/11 (Pre-refunded to 1/01/01)                  1/01 at 100        AAA     4,834,002

    6,225,000   New York State Urban Development Corporation, Correctional Facilities Revenue
                 Bonds, Series G, 7.000%, 1/01/17 (Pre-refunded to 1/01/00)                     1/00 at 102        Aaa     6,604,974

                New York State Urban Development Corporation, Correctional Capital Facilities
                 Revenue Bonds, Series 1:
    4,000,000    7.750%, 1/01/14 (Pre-refunded to 1/01/00)                                      1/00 at 102        Aaa     4,280,040
    1,000,000    7.500%, 1/01/20 (Pre-refunded to 1/01/00)                                      1/00 at 102        Aaa     1,066,980

    5,655,000   New York State Urban Development Corporation, Project Revenue Bonds
                 (Onondaga County Convention Center), Series 1990, 7.875%, 1/01/20
                 (Pre-refunded to 1/01/01)                                                      1/01 at 102        Aaa     6,271,621

                Battery Park City Authority, Revenue Bonds, Series 1990:
    7,050,000    7.700%, 5/01/15 (Pre-refunded to 5/01/99)                                      5/99 at 102        Aaa     7,369,224
    2,500,000    6.500%, 5/01/20 (Pre-refunded to 5/01/99)                                      5/99 at 100        Aaa     2,547,175

    1,000,000   Metropolitan Transportation Authority (New York), Commuter Facilities
                 1987 Service Contract Bonds, Series 4, 7.500%, 7/01/19
                 (Pre-refunded to 7/01/00)                                                  7/00 at 101 1/2        Aaa     1,079,770

    5,500,000   Metropolitan Transportation Authority (New York), Transit Facilities
                 1987 Service Contract Bonds, Series 3, 7.500%, 7/01/16
                 (Pre-refunded to 7/01/00)                                                      7/00 at 102        Aaa     5,964,585

    1,000,000   Monroe County Water Authority (New York), Series 1991 B, Water System
                 Revenue Bonds, 6.500%, 8/01/16 (Pre-refunded to 8/01/01)                       8/01 at 101        Aaa     1,085,430

      990,000   The City of New York, General Obligation Bonds, Fiscal 1991 Series B,
                 8.000%, 6/01/99                                                               No Opt. Call        Aaa     1,020,740

    1,350,000   The City of New York, General Obligation Bonds, Fiscal 1990 Series B,
                 7.250%, 10/01/06                                                          10/99 at 101 1/2        Aaa     1,420,322

       35,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series C,
                 Fixed Rate Bonds, Subseries C-1, 6.625%, 8/01/12
                 (Pre-refunded to 8/01/02)                                                  8/02 at 101 1/2        Aaa        39,075

      500,000   The City of New York, General Obligation Bonds, Fiscal 1991 Series A,
                 8.000%, 3/15/13 (Pre-refunded to 3/15/00)                                  3/00 at 101 1/2        Aaa       538,380

    1,325,000   The City of New York, General Obligation Bonds, Fiscal 1991 Series D,
                 9.500%, 8/01/02 (Pre-refunded to 8/01/01)                                  8/01 at 101 1/2        Aaa     1,549,349

      275,000   The City of New York, General Obligation Bonds, Fiscal 1995 Series E,
                 6.500%, 8/01/02                                                               No Opt. Call        Aaa       302,214

      115,000   New York City, General Obligation Bonds, Fiscal 1995 Series F, 6.375%,
                 2/15/06 (Pre-refunded to 2/15/05)                                              2/05 at 101      A-***       131,716

    4,000,000   New York City, Municipal Water Finance Authority, Water and Sewer
                 System Revenue Bonds, Fiscal 1991 Series C, 7.750%, 6/15/20
                 (Pre-refunded to 6/15/01)                                                  6/01 at 101 1/2        Aaa     4,473,920

                New York City Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 1990 Series A:
    2,000,000    7.375%, 6/15/09 (Pre-refunded to 6/15/99)                                  6/99 at 101 1/2        AAA     2,086,220
    1,250,000    7.250%, 6/15/11 (Pre-refunded to 6/15/99)                                  6/99 at 101 1/2      A-***     1,302,588

      250,000   New York City Municipal Water Finance Authority, Water and Sewer System
                 Revenue Bonds, Fiscal 1991 Series A, 7.500%, 6/15/19
                 (Pre-refunded to 6/15/00)                                                  6/00 at 101 1/2        Aaa       269,605

    5,700,000   New York City Transit Authority, Transit Facilities Revenue Bonds,
                 Series 1990 (Livingston Plaza Project), 7.500%, 1/01/20
                 (Pre-refunded to 1/01/00)                                                      1/00 at 102        Aaa     6,082,470

    2,165,000   Triborough Bridge and Tunnel Authority, New York, General Purpose
                 Revenue Bonds, Series O, 7.700%, 1/01/19 (Pre-refunded to 1/01/99)         1/99 at 101 1/2        Aaa     2,221,398

    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                  Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

                Triborough Bridge and Tunnel Authority, Mortgage Recording Tax
                Special Obligation Bonds, Series 1989 A:
$   1,000,000    7.125%, 1/01/19 (Pre-refunded to 1/01/00)                                      1/00 at 101        Aaa    $1,052,980
    1,000,000    7.125%, 1/01/19 (Pre-refunded to 1/01/00)                                      1/00 at 101        Aaa     1,052,980

    2,230,000   City of Yonkers, New York, General Obligation School Bonds-1990-C,
                 7.375%, 12/01/09 (Pre-refunded to 12/01/00)                                   12/00 at 102        Aaa     2,445,395

------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 2.6%

    3,100,000   New York State Energy Research and Development Authority, Electric
                 Facilities Revenue Bonds, Series 1990 A (Consolidated Edison Company of
                 New York, Inc. Project), 7.500%, 7/01/25 (Alternative Minimum Tax)             7/99 at 101         A1     3,212,188

    1,000,000   New York State Energy Research and Development Authority, Solid Waste
                 Disposal Revenue Bonds (New York State Electric and Gas Corporation
                 Project), 1993 Series A, 5.700%, 12/01/28 (Alternative Minimum Tax)           12/03 at 102        Aaa     1,056,770

    1,000,000   Islip Resource Recovery Agency, Resource Recovery System Revenue Bonds
                 (1985 Facility-Series B 1994), 6.125%, 7/01/13 (Alternative Minimum Tax)       7/04 at 102        Aaa     1,104,210

    3,375,000   Long Island Power Authority, Electric System General Revenue Bonds,
                 Series 1998A, 5.125%, 12/01/22                                                 6/08 at 101        Aaa     3,419,178

------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 3.7%

    9,825,000   New York State Environmental Facilities Corporation, State Water Pollution
                 Control Revolving Fund Revenue Bonds, Series 1990 A (New York City Municipal
                 Water Finance Authority Project), 7.500%, 6/15/12                              6/00 at 102       Aaa2    10,631,435

    1,035,000   New York State Environmental Facilities Corporation, State Water Pollution
                 Control Revolving Fund Revenue Bonds, Series 1994 D (Pooled Loan Issue),
                 6.900%, 5/15/15                                                               11/04 at 102        Aaa     1,206,954

    1,000,000   New York City Municipal Water Finance Authority, Water and Sewer System
                 Revenue Bonds, Fiscal 1993 Series A, 5.750%, 6/15/18                       6/02 at 101 1/2        Aaa     1,051,920
------------------------------------------------------------------------------------------------------------------------------------
$ 364,125,000   Total Investments - (cost $320,138,826) - 100.0%                                                         344,811,131
=============
                Temporary Investments in Short-Term Municipal Securities - 0.4%

$   1,500,000   Syracuse Industrial Development Agency, Multi-Modal Interchangeable Rate
=============    Civic Facility Revenue Bonds (Syracuse University), Variable Rate
                 Demand Bonds, 4.100%, 3/01/23+                                                                 VMIG-1     1,500,000
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.4%)                                                                   (1,636,811)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $344,674,320
                ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

(DD) Security purchased on a delayed delivery basis (note 1).

See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)
                            September 30, 1998
    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                  Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 4.6%

$   5,000,000   Dormitory Authority of the State of New York, New York University,
                 Insured Revenue Bonds, Series 1991, 6.000%, 7/01/15                            7/01 at 102        Aaa    $5,361,800

    3,000,000   Dormitory Authority of the State of New York, City University System
                 Consolidated, Revenue Bonds, Series 1993F, 5.000%, 7/01/20                     7/03 at 100        Aaa     3,002,910

    1,400,000   Dormitory Authority of the State of New York, State University Educational
                 Facilities Revenue Bonds, Series 1998A, 4.750%, 5/15/25                        5/08 at 100        Aaa     1,373,988

    4,000,000   New York State Dormitory Authority, City University System Consolidated
                 Third General Resolution Revenue Bonds, Series 1997-1, 5.125%, 7/01/27         1/08 at 102        Aaa     4,050,920

    4,360,000   New York State Dormitory Authority, Fordham University, Insured Revenue
                 Bonds, Series 1998, 5.000%, 7/01/28                                            7/08 at 101        Aaa     4,373,124

------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 9.9%

    1,000,000   Dormitory Authority of the State of New York, Maimonides Medical Center,
                 FHA Insured Mortgage Hospital Revenue Bonds, Series 1996A, 5.750%, 8/01/24     2/06 at 102        Aaa     1,071,900

   10,000,000   Dormitory Authority of the State of New York, The New York and Presbyterian
                 Hospital, FHA Insured Mortgage Hospital Revenue Bonds, Series 1998,
                 5.000%, 8/01/32                                                                2/08 at 101        Aaa     9,975,000

    5,000,000   Dormitory Authority of the State of New York, Hingland Hospital of Rochester,
                 FHA Insured Mortgage Hospital Revenue Bonds, Series 1997A, 5.400%, 8/01/27     8/08 at 102        Aaa     5,204,100

    3,135,000   New York State Dormitory Authority, Southside Hospital, Series 1998,
                 Revenue Bonds, 5.000%, 2/15/25                                             2/08 at 101 1/2        Aaa     3,123,432

    3,280,000   New York State Dormitory Authority, North Shore Health System Obligated
                 Group, North Shore University, Series 1998, 5.000%, 11/01/23                  11/08 at 101        Aaa     3,268,225

   12,000,000   New York State Medical Care Facilities Finance Agency, North Shore University
                 Hospital, Mortgage Project Revenue Bonds, 1990 Series A, 7.200%, 11/01/20     11/00 at 102        Aaa    13,079,880

    2,355,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing
                 Home Insured Mortgage Revenue Bonds, 1989 Series A, 7.600%, 2/15/29            2/99 at 102         AA     2,434,411

    1,250,000   New York City Health and Hospitals Corporation, Health System Bonds,
                 1993 Series A, 5.750%, 2/15/22                                                 2/03 at 102        Aaa     1,322,963

------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 4.3%

                New York State Finance Agency, Housing Project Mortgage Revenue Bonds,
                1996 Series A, Refunding:
    1,970,000    6.100%, 11/01/15                                                               5/06 at 102        Aaa     2,158,628
    2,985,000    6.125%, 11/01/20                                                               5/06 at 102        Aaa     3,265,530

    1,000,000   New York State Housing Finance Agency, Insured Multifamily Mortgage Housing
                 Revenue Bonds, 1994 Series B, 6.250%, 8/15/14                                  8/04 at 102        Aaa     1,089,290

   10,000,000   New York City Housing Development Corporation, Multi-Unit Mortgage
                 Refunding Bonds (FHA Insured Mortgage Loans), 1991 Series A,
                 7.350%, 6/01/19                                                                6/01 at 102        AAA    10,728,800


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 1.0%

    3,910,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,
                 Series SS, 7.950%, 10/01/22 (Alternative Minimum Tax)                         10/00 at 102        Aa2     4,135,803


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 1.7%

    2,520,000   State of New York, Various Purpose Bonds, 7.300%, 3/01/10                      3/01 at 102         Aaa     2,760,988

    2,250,000   The City of New York, General Obligation Bonds, Fiscal 1991 Series A,
                 7.250%, 3/15/19                                                            3/00 at 101 1/2        Aaa     2,391,975

       45,000   The City of New York, General Obligation Bonds, Fiscal 1990 Series I,
                 7.250%, 8/15/17                                                            8/99 at 101 1/2        Aaa        47,005

    1,500,000   Town of North Hempstead, Nassau County, New York, General Obligation
                 Refunding Serial Bonds, Refunding Serial Bonds-1998,
                 Series B, 4.750%, 3/01/18                                                      3/08 at 101        Aaa     1,485,870

    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                  Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 9.0%

$   1,250,000   Dormitory Authority of the State of New York, Leake and Watts Services,
                 Inc., Insured Revenue Bonds, Series 1994, 6.000%, 7/01/23                      7/04 at 102        Aaa    $1,377,775

    2,500,000   Dormitory Authority of the State of New York, Mental Health Services
                 Facilities Improvement Revenue Bonds, Series 1997D, 5.125%, 8/15/27            8/07 at 101        Aaa     2,531,050

    1,530,000   Empire Development Corporation, New York State Urban Development
                 Corporation, Correctional Capital Facilities Revenue Bonds,
                 Series 6, 5.375%, 1/01/25                                                      1/06 at 102        Aaa     1,596,739

    4,860,000   New York State Dormitory Authority, Mental Health Services Facilities,
                 Series 1998A, 5.000%, 2/15/23                                                  2/08 at 102        Aaa     4,842,747

    3,640,000   New York Local Government Assistance Corporation (A Public Benefit
                 Corporation of the State of New York), Series 1993C, Refunding Bonds,
                 5.000%, 4/01/21                                                                4/03 at 102        Aaa     3,642,985

    2,250,000   New York State Environmental Facilities Corporation, Riverbank State Park,
                 Special Obligation Refunding Revenue Bonds, 1996 Series, 5.125%, 4/01/22       4/07 at 100        Aaa     2,273,175

    2,110,000   New York State Medical Care Facilities Finance Agency, Mental Health
                 Services Facilities Improvement Revenue Bonds, 1992 Series B, 6.250%, 8/15/18  2/02 at 102        Aaa     2,288,654

    3,175,000   New York State Medical Care Facilities Finance Agency, Mental Health Services
                 Facilities Improvement Revenue Bonds, 1995 Series A, 6.000%, 2/15/25           2/05 at 102        Aaa     3,531,775

    2,080,000   New York State Medical Care Facilities Finance Agency, Mental Health
                 Services Facilities Improvement Revenue Bonds, 1993 Series F Refunding,
                 5.250%, 2/15/19                                                                2/04 at 102        Aaa     2,114,819

    6,500,000   Metropolitan Transportation Authority, Dedicated Tax Fund Bonds,
                 Series 1998A, 4.750%, 4/01/28                                                  4/08 at 101        Aaa     6,373,575

    5,000,000   Triborough Bridge and Tunnel Authority, Special Obligation Refunding Bonds,
                 Series 1991B, 6.875%, 1/01/15                                                  1/01 at 102        Aaa     5,409,650


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 7.9%

    1,180,000   Metropolitan Transportation Authority, Commuter Facilities Revenue Bonds,
                 Series 1997C, 5.375%, 7/01/27                                                  7/07 at 101        Aaa     1,236,156

    2,625,000   Metropolitan Transportation Authority, Commuter Facilities Revenue Bonds,
                 Series 1997E, 5.000%, 7/01/21                                                  7/07 at 101        Aaa     2,632,376

    9,000,000   The Port Authority of New York and New Jersey, Consolidated Bonds,
                 Seventy-Third Series, 6.750%, 4/15/26 (Alternative Minimum Tax)                4/01 at 101        Aaa     9,627,210

                Puerto Rico Ports Authority, Revenue Bonds, Series D:
    5,250,000    7.000%, 7/01/14 (Alternative Minimum Tax)                                      7/01 at 102        Aaa     5,719,403
   11,500,000    6.000%, 7/01/21 (Alternative Minimum Tax)                                      7/01 at 100        Aaa    12,073,160


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 43.7%

    1,150,000   Dormitory Authority of the State of New York, Judicial Facilities Lease
                 Revenue Bonds (Suffolk County Issue), Series 1986, 7.375%, 7/01/16            11/06 at 101        Aaa     1,471,287

   10,000,000   Dormitory Authority of the State of New York, City University System
                 Consolidated Second General Resolution Revenue Bonds, Series 1990F,
                 7.500%, 7/01/20 (Pre-refunded to 7/01/00)                                      7/00 at 102        Aaa    10,844,700

    9,825,000   Dormitory Authority of the State of New York, State University Educational
                 Facilities Revenue Bonds, Series 1990C, 6.125%, 5/15/20
                 (Pre-refunded to 5/15/00)                                                      5/00 at 100        Aaa    10,218,197

    1,000,000   Dormitory Authority of the State of New York, Cooper Union, Insured
                 Revenue Bonds, Series 1990, 7.200%, 7/01/01 (Pre-refunded to  7/01/01)         7/01 at 102        Aaa     1,110,120

    5,380,000   Dormitory Authority of the State of New York, State University Educational
                 Facilities Revenue Bonds, Series 1990C, 7.000%, 5/15/18
                 (Pre-refunded to 5/15/00)                                                      5/00 at 102        Aaa     5,769,673

    2,540,000   Dormitory Authority of the State of New York, Fordham University Insured
                 Revenue Bonds, Series 1990, 7.200%, 7/01/15 (Pre-refunded to 7/01/00)          7/00 at 102        Aaa     2,742,184

    5,000,000   New York State Housing Finance Agency, State University Construction
                 Refunding Bonds, 1986 Series A, 7.900%, 11/01/06                              No Opt. Call        Aaa     5,983,500

    9,500,000   New York Medical Care Facilities Finance Agency, St. Luke's-Roosevelt Hospital
                 Center, FHA Insured Mortgage Revenue Bonds, 1989 Series B, 7,450%, 2/15/29
                 (Pre-refunded to 2/15/00)                                                      2/00 at 102        Aaa    10,168,990

    2,500,000   New York State Medical Care Facilities Finance Agency, Beth Israel Medical
                 Center (Main Campus), Project Revenue Bonds, 1990 Series A, 7.500%, 11/01/10
                 (Pre-refunded to 11/01/00)                                                    11/00 at 102        Aaa     2,740,450

    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                  Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$   8,625,000   New York State Medical Care Facilities Finance Agency, The Mary Imogene
                 Bassett Hospital Project Revenue Bonds, 1991 Series A, 7.125%, 11/01/20
                 (Pre-refunded to 5/01/01)                                                      5/01 at 102        Aaa    $9,510,443

    2,000,000   New York State Medical Care Facilities Finance Agency, Mental Health
                 Services Facilities Improvement Revenue Bonds, 1994 Series E,
                 6.250%, 8/15/19 (Pre-refunded to 8/15/04)                                      8/04 at 102        Aaa     2,260,060

    6,000,000    New York State Medical Care Facilities Finance Agency, New York
                 Hospital, FHA Insured Mortgage Revenue Bonds, 1994 Series A
                 (AMBAC Insured Series), 6.800%, 8/15/24
                 (Pre-refunded to 2/15/05)                                                      2/05 at 102        Aaa     7,060,860

    4,150,000   New York State Thruway Authority, General Revenue Bonds, Series C,
                 6.000%, 1/01/25 (Pre-refunded to 1/01/05)                                      1/05 at 102        Aaa     4,698,049

   15,000,000   New York State Urban Development Corporation, Correctional Capital
                 Facilities Revenue Bonds, Series 1, 7.500%, 1/01/20
                 (Pre-refunded to 1/01/00)                                                      1/00 at 102        Aaa    16,004,700

    5,500,000   Metropolitan Transportation Authority, Commuter Facilities Revenue Bonds,
                 Series 1992B, 6.250%, 7/01/17 (Pre-refunded to 7/01/02)                        7/02 at 102        Aaa     6,081,680

                County of Nassau, New York, General Obligation Refunding Bonds:
    1,075,000    6.800% 7/01/11 (Pre-refunded to 7/01/01)                                       7/01 at 102        Aaa     1,182,694
    1,065,000    6.800% 7/01/12 (Pre-refunded to 7/01/01)                                       7/01 at 102        Aaa     1,171,692
    1,055,000    6.800% 7/01/13 (Pre-refunded to 7/01/01)                                       7/01 at 102        Aaa     1,160,690
    1,045,000    6.800% 7/01/14 (Pre-refunded to 7/01/01)                                       7/01 at 102        Aaa     1,149,688
    1,030,000    6.800% 7/01/15 (Pre-refunded to 7/01/01)                                       7/01 at 102        Aaa     1,133,185

                The City of New York General Obligation Bonds, Fiscal 1991 Series B:
    1,950,000    7.000%, 6/01/04 (Pre-refunded to 6/01/01)                                  6/01 at 101 1/2        Aaa     2,141,939
    1,550,000    7.000%, 6/01/04                                                               No Opt. Call        Aaa     1,699,854

                The City of New York General Obligation Bonds, Fiscal 1990 Series 1:
      950,000    7.250%, 8/15/14                                                               No Opt. Call        Aaa       994,869
      685,000    7.250%, 8/15/17 (Pre-refunded to 8/15/99)                                  8/99 at 101 1/2        Aaa       718,127
    1,270,000    7.250%, 8/15/17                                                               No Opt. Call        Aaa     1,329,982
    3,030,000    7.250%, 3/15/18                                                               No Opt. Call        Aaa     3,231,041

   10,255,000   New York City Educational Construction Fund, Revenue Bonds, 1989
                 Series A, 7.125%, 4/01/13 (Pre-refunded to 10/01/99)                      10/99 at 101 1/2        Aaa    10,786,106

                New York City Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 1991 Series A:
    5,965,000    7.250%, 6/15/15 (Pre-refunded to 6/15/00)                                  6/00 at 101 1/2        Aaa     6,409,333
    1,200,000    7.500%, 6/15/19 (Pre-refunded to 6/15/00)                                  6/00 at 101 1/2        Aaa     1,294,104

   11,000,000   New York City Transit Authority, Transit Facilities Revenue Bonds,
                 Series 1990 (Livingston Plaza Project), 7.500%, 1/01/20
                 (Pre-refunded to 1/01/00)                                                      1/00 at 102        Aaa    11,738,100

    3,080,000   Suffolk County Water Authority, New York, Water System Revenue Bonds,
                 Series 1990, 7.100%, 6/01/10 (Pre-refunded to 6/01/99)                         6/99 at 102        Aaa     3,217,953

    9,635,000   Suffolk County Water Authority, New York, Water System Revenue Bonds,
                 Series 1991, 7.000%, 6/01/16 (Pre-refunded to 6/01/00)                         6/00 at 102        Aaa    10,345,678

    6,580,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue Bonds,
                 Series R, 7.375%, 1/01/16 (Pre-refunded to 1/01/00)                        1/00 at 101 1/2        Aaa     6,979,669

    3,000,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue Bonds,
                 Series S, 7.000%, 1/01/21 (Pre-refunded to 1/01/01)                        1/01 at 101 1/2        Aaa     3,257,730

    2,500,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue Bonds,
                 Series T, 7.000%, 1/01/20 (Pre-refunded to 1/01/01)                            1/01 at 102        Aaa     2,726,300

    4,510,000   Triborough Bridge and Tunnel Authority, Mortgage Recording Tax Special
                 Obligation Bonds, Series 1989 A, 7.125%, 1/01/19 (Pre-refunded to 1/01/00)     1/00 at 101        Aaa     4,748,940

------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 11.9%

   10,000,000   New York State Energy Research and Development Authority, Electric Facilities
                 Revenue Bonds, Series 1990 A (Consolidated Edison Company of New York,
                 Inc. Project), 7.500%, 7/01/25 (Alternative Minimum Tax)                       7/99 at 101         A1    10,361,900

    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                  Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                Utilities (continued)

$   5,000,000   New York State Energy Research and Development Authority, Electric Facilities
                 Revenue Bonds, Series 1991 A (Consolidated Edison Company of New York, Inc.
                 Project), 7.500%, 1/01/26 (Alternative Minimum Tax)                            1/00 at 101         A1    $5,256,700

    2,500,000   New York State Energy Research and Development Authority, Gas Facilities
                 Revenue Bonds, Series 1989B (The Brooklyn Union Gas Company Project),
                 6.750%, 2/01/24 (Alternative Minimum Tax)                                      5/02 at 102        Aaa     2,746,425

    2,250,000   New York State Energy Research and Development Authority, Gas Facilities
                 Revenue Bonds, Series C (The Brooklyn Union Gas Company Project),
                 5.600%, 6/01/25 (Alternative Minimum Tax)                                      7/03 at 102        Aaa     2,358,427

    3,665,000   New York State Energy Research and Development Authority, Pollution Control
                 Revenue Bonds (Central Hudson Gas & Electric Corporation Project), Series C,
                 8.375%, 12/01/28 (Alternative Minimum Tax)                                    12/98 at 102          A     3,765,567

                New York State Energy Research and Development Authority,
                Pollution Control Revenue Bonds, Series C (Rochester Gas &
                Electric Corporation Project):
    1,595,000    8.375%, 12/01/28 (Alternative Minimum Tax)                                    12/98 at 102         A-     1,638,080
    5,000,000    8.375%, 12/01/28 (Alternative Minimum Tax)                                    12/98 at 102        Aaa     5,137,650

    3,000,000   New York State Energy Research and Development Authority, Pollution Control
                 Revenue Bonds (Central Hudson Gas & Electric Corporation Project),
                 1984 Series B, 7.375%, 10/01/14                                               10/99 at 103        Aaa     3,189,360

    2,500,000   New York State Energy Research and Development Authority, Pollution Control
                 Revenue Bonds, Series 1992B (Rochester Gas & Electric Corporation Project),
                 6.500%, 5/15/32 (Alternative Minimum Tax)                                      5/02 at 102        Aaa     2,725,924

    2,000,000   New York State Energy Research and Development Authority, Facilities
                 Revenue Bonds, Series 1992 A (Consolidated Edison Company of New York, Inc.
                 Project), 6.750%, 1/15/27 (Alternative Minimum Tax)                            1/01 at 101        Aaa     2,129,920

    2,000,000   New York State Energy Research and Development Authority, Facilities
                 Revenue Bonds, Series 1992B (Consolidated Edison Company of New York,
                 Inc. Project), 6.375%, 12/01/27 (Alternative Minimum Tax)                     12/01 at 101        Aaa     2,156,040

    5,750,000   Long Island Power Authority, Electric System General Revenue Bonds,
                 Series 1998A, 5.125%, 12/01/22                                                 6/08 at 101        Aaa     5,825,267

------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 3.9%

    2,115,000   Town of Clifton Park Water Authority (New York), Water System Revenue Bonds,
                 Series 1993, 5.000%, 10/01/26                                                 10/03 at 102        Aaa     2,116,860

    2,420,000   New York City Municipal Water Finance Authority, Water and Sewer System
                 Revenue Bonds, Fiscal 1998 Series B, 5.125%, 6/15/30                           6/07 at 101        Aaa     2,447,490

    6,000,000   New York City Municipal Water Finance Authority, Water and Sewer System
                 Revenue Bonds, Fiscal 1998 Series D, 4.750%, 6/15/25                           6/08 at 101        Aaa     5,870,700

    5,000,000   Suffolk County Water Authority, New York, Water System Revenue Bonds,
                 Series 1994, 5.000%, 6/01/17                                                   6/03 at 102        Aaa     5,054,750
------------------------------------------------------------------------------------------------------------------------------------

$ 367,805,000   Total Investments - (cost $359,879,341) - 97.9%                                                          389,841,418
=============
                Temporary Investments in Short-Term Municipal Securities - 0.3%

$   1,100,000   New York State Energy Research and Development Authority, Pollution Control
=============   (Niagara Mohawk Power Corporation), Variable Rate Demand Bonds,
                 4.100%, 3/01/27+                                                                                  P-1     1,100,000
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                       7,431,076
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $398,372,494
                ====================================================================================================================
All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance,
Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen New York Municipal Value Fund, Inc. (NVN)
                            September 30, 1998
    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                  Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 11.7%

$  10,000,000   Dormitory Authority of the State of New York, New York University, Insured
                 Revenue Bonds, Series 1991, 6.000%, 7/01/15                                    7/01 at 102        Aaa   $10,723,600

    3,920,000   Dormitory Authority of the State of New York, Rensselaer Polytechnic
                 Institute, Insured Revenue Bonds, Series 1991, 6.500%, 7/01/06                 7/01 at 102        Aaa     4,262,412

    6,000,000   Dormitory Authority of the State of New York, St. John's University,
                 New York, Insured Revenue Bonds, Series 1991, 6.875%, 7/01/11                  7/01 at 102        Aaa     6,579,000

   12,875,000   Dormitory Authority of the State of New York, Mount Sinai School of
                 Medicine, Insured Revenue Bonds, Series 1991, 6.750%, 7/01/15                  7/01 at 102        Aaa    14,056,281

    1,870,000   Dormitory Authority of the State of New York, Fordham University, Insured
                 Revenue Bonds, Series 1990, 7.200%, 7/01/15                                    7/00 at 102        Aaa     2,011,858

    4,600,000   Dormitory Authority of the State of New York, City University System
                 Consolidated Revenue Bonds, Series 1993F, 5.000%, 7/01/20                      7/03 at 100        Aaa     4,604,462

    4,500,000   Dormitory Authority of the State of New York, Ithaca College Insured
                 Revenue Bonds, Series 1998, 5.000%, 7/01/21                                    7/08 at 101        Aaa     4,513,545

    8,440,000   Dormitory Authority of the State of New York, City University System
                 Consolidated Second General Resolution Revenue Bonds,
                 Series 1990C, 7.000%, 7/01/14                                                  7/00 at 102        Aaa     9,039,915

    4,000,000   New York State Dormitory Authority, Fordham University, Insured Revenue
                 Bonds, Series 1998, 5.000%, 7/01/28                                            7/08 at 101        Aaa     4,012,040

    1,000,000   Nassau County Industrial Development Agency, Civic Facilities Revenue
                 Bonds, Hofstra University Project, Series 1998, 5.000%, 7/01/23                7/08 at 102        Aaa     1,002,130


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 7.4%

                Dormitory Authority of the State of New York, St. Vincent's Hospital and
                 Medical Center of New York, FHA Insured Mortgage Revenue Bonds,
                 Series 1991:
    5,000,000    7.375%, 8/01/11                                                                8/01 at 102        AAA     5,567,950
    4,150,000    7.400%, 8/01/30                                                                8/01 at 102        AAA     4,588,572

    1,170,000   Dormitory Authority of the State of New York, Maimonides Medical Center,
                 FHA Insured Mortgage Hospital Revenue Bonds, Series 1996B, 5.500%, 8/01/14    No Opt. Call        Aaa     1,292,300

    9,250,000   Dormitory Authority of the State of New York, The New York and Presbyterian
                 Hospital, FHA Insured Mortgage Hospital Revenue Bonds, Series 1998,
                 5.000%, 8/01/32                                                                2/08 at 101        Aaa     9,226,875

    5,500,000   New York State Medical Care Facilities Finance Agency, St. Luke's-Roosevelt
                 Hospital Center, FHA Insured Mortgage Revenue Bonds, 1989 Series A,
                 7.375%, 2/15/19                                                                2/00 at 102        Aaa     5,857,830

   10,755,000   New York State Medical Care Facilities Finance Agency, North Shore
                 University Hospital, Mortgage Project Revenue Bonds, 1990 Series A,
                 7.200%, 11/01/20                                                              11/00 at 102        Aaa    11,722,842


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 6.5%

                New York State Finance Agency, Housing Project Mortgage Revenue
                Bonds, 1996 Series A Refunding:
      980,000    6.100%, 11/01/15                                                               5/06 at 102        Aaa     1,073,835
    3,980,000    6.125%, 11/01/20                                                               5/06 at 102        Aaa     4,354,040

    5,000,000   New York State Urban Development Corporation, Section 236 Revenue Bonds,
                 Series 1992A, 6.750%, 1/01/26                                                  1/02 at 102        Aaa     5,503,800

    4,000,000   New York City Housing Development Corporation, Multi-Unit Mortgage
                 Refunding Bonds (FHA Insured Mortgage Loans), 1991 Series A,
                 7.350%, 6/01/19                                                                6/01 at 102        AAA     4,291,520

   15,000,000   Pass-Through Certificates of New York City, HDC Multifamily Housing,
                 Limited Obligation Bonds, Series 1991A, 6.500%, 2/20/19                       11/03 at 100        Aaa    18,491,850

    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                  Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 3.2%

$   9,820,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series VV,
                 7.375%, 10/01/11 (Alternative Minimum Tax)                                   10/01 at 102         Aa2   $10,518,398

    2,070,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series VV,
                 7.375%, 10/01/11 (Alternative Minimum Tax)                                   10/01 at 102         Aaa     2,223,180

    1,500,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 43,
                 6.450%, 10/01/17                                                              9/04 at 102         Aaa     1,639,860

    2,345,000   State of New York Mortgage Agency, Mortgage Revenue Bonds, Eighth Series A,
                 6.875%, 4/01/17                                                              10/98 at 100         Aaa     2,350,558


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 4.3%

    1,200,000   Town of Brookhaven, Suffolk County, New York, Various Purposes Serial Bonds, 1991
                 Series B, 6.400%, 10/01/11                                                   10/02 at 102         Aaa     1,327,824

                City of Buffalo, New York, Refunding Serial Bonds-1991:
      530,000    6.250%, 2/01/11                                                               2/01 at 101         Aaa       562,632
      760,000    6.250%, 2/01/13                                                               2/01 at 101         Aaa       806,793
      760,000    6.250%, 2/01/15                                                               2/01 at 101         Aaa       806,094

      105,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series C, Fixed Rate Bonds,
                 Subseries C-1, 6.250%, 8/01/10                                            8/02 at 101 1/2         Aaa       114,584

       60,000   The City of New York, General Obligation Bonds, 1992 Series C,
                 6.625%, 8/01/14                                                           8/02 at 101 1/2         Aaa        66,557

    3,100,000   The City of New York, General Obligation Bonds, Fiscal 1991 Series A,
                 7.250%, 3/15/19                                                           3/00 at 101 1/2         Aaa     3,295,610

    2,000,000   The City of New York, General Obligation Bonds, Fiscal 1998 Series H,
                 5.125%, 8/01/25                                                               8/08 at 101         Aaa     2,026,460

    3,000,000   Town of North Hempstead, Nassau County, New York, General Obligation Refunding Serial
                 Bonds, 1998 Series B, 4.750%, 3/01/18                                         3/08 at 101         Aaa     2,971,740

    3,500,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1998,
                 4.875%, 7/01/23                                                               7/08 at 101         Aaa     3,512,180

                Rensselaer County, New York, General Obligation Serial Bonds, Series 1991:
      960,000    6.700%, 2/15/16                                                              No Opt. Call         Aaa     1,194,710
      960,000    6.700%, 2/15/17                                                              No Opt. Call         Aaa     1,200,605
      960,000    6.700%, 2/15/18                                                              No Opt. Call         Aaa     1,204,493
      960,000    6.700%, 2/15/19                                                              No Opt. Call         Aaa     1,210,637
      960,000    6.700%, 2/15/20                                                              No Opt. Call         Aaa     1,214,832
      747,000    6.700%, 2/15/21                                                              No Opt. Call         Aaa       949,362


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 14.7%

    5,000,000   Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds
                 (Suffolk County Issue), Series 1991A, 9.500%, 4/15/14                        No Opt. Call        Baa1     5,836,000

    5,000,000   Dormitory Authority of the State of New York, Leake and Watts Services, Inc., Insured
                 Revenue Bonds, Series 1994, 6.000%, 7/01/23                                   7/04 at 102         Aaa     5,511,100

   6,400,000    Empire Development Corporation, New York State Urban Development Corporation,
                 Correctional Capital Facilities Revenue Bonds, Series 6, 5.375%, 1/01/25      1/06 at 102         Aaa     6,679,168

    4,000,000   New York Medical Care Facilities Finance Agency, Mental Health Services Facilities
                 Improvement Revenue Bonds, 1992 Series A, 5.500%, 8/15/21                     2/02 at 100         Aaa     4,085,440

    2,000,000   New York State Environmental Facilities Corporation, Riverbank State Park, Special
                 Obligation Refunding Revenue Bonds, 1996 Series, 5.125%, 4/01/22              4/07 at 100         Aaa     2,020,600

    5,625,000   New York State Medical Care Facilities Finance Agency, Mental Health Services
                 Facilities Improvement Revenue Bonds, 1992 Series B, 6.250%, 8/15/18          2/02 at 102         Aaa     6,101,269

    2,040,000   New York State Medical Care Facilities Finance Agency, Mental Health Services
                 Facilities Improvement Revenue Bonds, 1989 Series C, 7.375%, 8/15/19          8/99 at 102         Aaa     2,142,041

    2,250,000   New York State Medical Care Facilities Finance Agency, Mental Health Services
                 Facilities Improvement Revenue Bonds, 1995 Series A, 6.000%, 2/15/25          2/05 at 102         Aaa     2,502,833

    1,000,000   New York State Medical Care Facilities Finance Agency, Mental Health Services
                 Facilities Improvement Revenue Bonds, 1993 Series D, 5.250%, 8/15/23          8/03 at 102         Aaa     1,021,040

    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                  Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

$   1,720,000   New York State Urban Development Corporation, Youth Facilities Revenue Bonds, Series 1994,
                 5.700%, 4/01/14                                                               4/04 at 102         Aaa    $1,840,710

    1,000,000   Battery Park City Authority, Senior Revenue Bonds, Series 1993A,
                 5.250%, 11/01/17                                                             11/03 at 102         Aaa     1,028,830

    6,000,000   Metropolitan Transportation Authority, Dedicated Tax Fund Bonds, Series 1998A,
                 4.750%, 4/01/28                                                               4/08 at 101         Aaa     5,883,300

   12,000,000   Triborough Bridge and Tunnel Authority, Special Obligation Refunding Bonds, Series 1991A,
                 6.625%, 1/01/17                                                               1/01 at 102         Aaa    12,919,080

                Triborough Bridge and Tunnel Authority, Special Obligation Refunding Bonds, Series 1991B:
   14,000,000    7.100%, 1/01/10                                                               1/01 at 102         Aaa    15,212,680
    3,500,000    6.875%, 1/01/15                                                               1/01 at 102         Aaa     3,786,755


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 6.1%

    3,000,000   Metropolitan Transportation Authority, Commuter Facilities Revenue Bonds, Series 1998A,
                 5.000%, 7/01/23                                                               7/08 at 101         Aaa     3,009,030

    5,000,000   Metropolitan Transportation Authority, Transit Facilities Revenue Bonds, Series K,
                 6.250%, 7/01/11                                                           7/02 at 101 1/2         Aaa     5,464,600

    7,900,000   Monroe County Airport Authority, Greater Rochester International Airport, Revenue Bonds, Series 1989,
                 7.250%, 1/01/19 (Alternative Minimum Tax)                                     1/00 at 102         Aaa     8,361,834

    3,800,000   New York City Industrial Development Agency, Amended and Restated Industrial Development Revenue
                 Bonds (1991 Japan Airlines Company, Ltd. Project), 6.000%, 11/01/15
                 (Alternative Minimum Tax)                                                    11/04 at 102         Aaa     4,140,252

   10,000,000   The Port Authority of New York and New Jersey, Consolidated Bonds, Seventy-Sixth Series,
                 6.500%, 11/01/26 (Alternative Minimum Tax)                                   11/01 at 101         AA-    10,763,300


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 31.7%

    5,000,000   Dormitory Authority of the State of New York, State University Educational Facilities, Revenue Bonds,
                 Series 1989B, 7.250%, 5/15/15 (Pre-refunded to 5/15/00)                       5/00 at 102         Aaa     5,381,700

    1,000,000   Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds,
                 Series 1990C, 7.000%, 5/15/18 (Pre-refunded to 5/15/00)                       5/00 at 102         Aaa     1,072,430

   10,930,000   Dormitory Authority of the State of New York, Ithaca College, Insured Revenue Bonds, Series 1991,
                 6.250%, 7/01/21 (Pre-refunded to 7/01/01)                                     7/01 at 102         Aaa    11,869,543

    5,000,000   Dormitory Authority of the State of New York, State University Educational Facilities, Revenue Bonds,
                 Series 1991A, 6.750%, 5/15/21 (Pre-refunded to 5/15/02)                       5/02 at 102         Aaa     5,599,300

   10,380,000   Dormitory Authority of the State of New York, Fordham University, Insured Revenue Bonds, Series
                 1990, 7.200%, 7/01/15 (Pre-refunded to 7/01/00)                               7/00 at 102         Aaa    11,206,248

    3,560,000   New York State Dormitory Authority, City University System Consolidated Second General
                 Resolution Revenue Bonds, Series 1990-C, 7.000%, 7/01/14 (Pre-refunded to 7/01/00)7/00 at 102     Aaa     3,831,379

    8,945,000   New York State Medical Care Facilities Finance Agency, St. Luke's-Roosevelt Hospital Center,
                 FHA Insured Mortgage Revenue Bonds, 1989 Series B, 7.450%, 2/15/29
                 (Pre-refunded to 2/15/00)                                                     2/00 at 102         Aaa     9,574,907

    7,815,000   New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities
                 Improvement Revenue Bonds, 1989 Series C, 7.375%, 8/15/19
                 (Pre-refunded to 8/15/99)                                                     8/99 at 102         Aaa     8,238,026

    5,000,000   New York State Medical Care Facilities Finance Agency, New York Hospital, FHA Insured Mortgage
                 Revenue Bonds, 1994 Series A (AMBAC Insured Series), 6.800%, 8/15/24
                 (Pre-refunded to 2/15/05)                                                     2/05 at 102         Aaa     5,884,050

                State of New York, Serial Bonds:
    4,055,000    6.750%, 8/01/08 (Pre-refunded to 8/01/01)                                     8/01 at 102         Aaa     4,465,082
    4,055,000    6.750%, 8/01/10 (Pre-refunded to 8/01/01)                                     8/01 at 102         Aaa     4,465,082

    5,000,000   Metropolitan Transportation Authority, Commuter Facilities Revenue Bonds, Series 1992B,
                 6.250%, 7/01/17 (Pre-refunded to 7/01/02)                                     7/02 at 102         Aaa     5,528,800

    1,000,000   Metropolitan Transportation Authority, Commuter Facilities Revenue Bonds, Series 1996-A,
                 6.000%, 7/01/21 (Pre-refunded to 7/01/06)                                     7/06 at 102         Aaa     1,151,540

    5,000,000   Nassau County Industrial Development Agency, Civic Facility Revenue Bonds (Hofstra University
                 Project-Series 1991), 6.750%, 8/01/11 (Pre-refunded to 8/01/01)               8/01 at 102         Aaa     5,505,650

    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                  Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$   4,895,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series C, Fixed Rate Bonds,
                 Subseries C-1, 6.250%, 8/01/10 (Pre-refunded to 8/01/02)                  8/02 at 101 1/2         Aaa    $5,399,772

    4,940,000   The City of New York, General Obligation Bonds, 1992 Series C, 6.625%, 8/01/14 (Pre-refunded
                 to 8/01/02)                                                               8/02 at 101 1/2         Aaa     5,515,115

    1,500,000   The City of New York, General Obligation Bonds, Fiscal 1991 Series A,
                 7.250%, 3/15/18                                                           3/00 at 101 1/2         Aaa     1,599,525

    3,000,000   The City of New York, General Obligation Bonds, Fiscal 1990 Series B,
                 7.000%, 10/01/19                                                             10/99 at 100         Aaa     3,097,170

                New York City Educational Construction Fund, Revenue Bonds, 1989 Series A:
    1,700,000    7.000%, 10/01/06 (Pre-refunded to 10/01/99)                              10/99 at 101 1/2         Aaa     1,785,952
   12,500,000    7.125%, 4/01/13 (Pre-refunded to 10/01/99)                               10/99 at 101 1/2         Aaa    13,147,375

    3,200,000   New York City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds,
                 Fiscal 1991 Series A, 7.500%, 6/15/19 (Pre-refunded to 6/15/00)           6/00 at 101 1/2         Aaa     3,450,944

    5,000,000   New York City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Fiscal
                 1991 Series C, 7.000%, 6/15/16 (Pre-refunded to 6/15/01)                  6/01 at 101 1/2         Aaa     5,497,900

    2,780,000   New York City Transit Authority, Transit Facilities Revenue Bonds, Series 1990 (Livingston Plaza
                 Project), 7.500%, 1/01/20 (Pre-refunded to 1/01/00)                           1/00 at 102         Aaa     2,966,538

    5,000,000   The Trust for Cultural Resources of The City of New York, Revenue Refunding Bonds, Series 1991A
                 (The American Museum of Natural History), 6.900%, 4/01/21
                 (Pre-refunded to 4/01/01)                                                     4/01 at 102         Aaa     5,479,050

    5,000,000   The Trust for Cultural Resources of The City of New York, Revenue Refunding Bonds, Series 1991A
                 (The Museum of Modern Art), 6.625%, 1/01/19 (Pre-refunded to 1/01/02)         1/02 at 102         Aaa     5,531,900

                County of Suffolk, New York, Public Improvement Bonds, 1991 Series A:
      790,000    6.500%, 10/01/11 (Pre-refunded to 10/01/01)                                  10/01 at 102         Aaa       867,776
      745,000    6.500%, 10/01/12 (Pre-refunded to 10/01/01)                                  10/01 at 102         Aaa       818,345
      720,000    6.500%, 10/01/13 (Pre-refunded to 10/01/01)                                  10/01 at 102         Aaa       790,884
      730,000    6.500%, 10/01/14 (Pre-refunded to 10/01/01)                                  10/01 at 102         Aaa       801,869
      735,000    6.500%, 10/01/15 (Pre-refunded to 10/01/01)                                  10/01 at 102         Aaa       807,361
      250,000    6.500%, 10/01/16 (Pre-refunded to 10/01/01)                                  10/01 at 102         Aaa       274,613
      245,000    6.500%, 10/01/17 (Pre-refunded to 10/01/01)                                  10/01 at 102         Aaa       269,120
      245,000    6.500%, 10/01/18 (Pre-refunded to 10/01/01)                                  10/01 at 102         Aaa       269,120
      240,000    6.500%, 10/01/19 (Pre-refunded to 10/01/01)                                  10/01 at 102         Aaa       263,628

                County of Suffolk, New York, Public Improvement Bonds, 1991 Series B:
      265,000    6.500%, 10/01/11 (Pre-refunded to 10/01/01)                                  10/01 at 102         Aaa       291,089
      265,000    6.500%, 10/01/12 (Pre-refunded to 10/01/01)                                  10/01 at 102         Aaa       291,089
      270,000    6.500%, 10/01/13 (Pre-refunded to 10/01/01)                                  10/01 at 102         Aaa       296,582
      275,000    6.500%, 10/01/14 (Pre-refunded to 10/01/01)                                  10/01 at 102         Aaa       302,074
      280,000    6.500%, 10/01/15 (Pre-refunded to 10/01/01)                                  10/01 at 102         Aaa       307,566
      275,000    6.500%, 10/01/16 (Pre-refunded to 10/01/01)                                  10/01 at 102         Aaa       302,074
      280,000    6.500%, 10/01/17 (Pre-refunded to 10/01/01)                                  10/01 at 102         Aaa       307,566
      285,000    6.500%, 10/01/19 (Pre-refunded to 10/01/01)                                  10/01 at 102         Aaa       313,058

   17,945,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue Bonds, Series T,
                 7.000%, 1/01/20 (Pre-refunded to 1/01/01)                                     1/01 at 102         Aaa    19,569,381


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 10.0%

   13,275,000   Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds (Suffolk
                 County Issue), Series 1991B, 7.000%, 4/15/16                                  4/01 at 102         Aaa    14,503,734

   14,000,000   New York State Energy Research and Development Authority, Electric Facilities Revenue Bonds,
                 Series 1991 A (Consolidated Edison Company of New York, Inc. Project), 7.500%, 1/01/26
                 (Alternative Minimum Tax)                                                     1/00 at 101          A1    14,718,760

   11,000,000   New York State Energy Research and Development Authority, Adjustable Rate Gas Facilities Revenue
                 Bonds, Series 1989B (The Brooklyn Union Gas Company Project), 6.750%, 2/01/24
                 (Alternative Minimum Tax)                                                     5/02 at 102         Aaa    12,084,270

    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                  Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                Utilities (continued)

$   3,000,000   New York State Energy Research and Development Authority, Pollution Control Refunding Revenue
                 Bonds (Niagara Mohawk Power Corporation Project), 1991 Series A,
                 6.625%, 10/01/13                                                             10/01 at 102         Aaa    $3,272,670

    1,000,000   New York State Energy Research and Development Authority, Adjustable Rate Pollution Control
                 Revenue Bonds (New York State Electric and Gas Corporation Project), 1987 Series A,
                 6.150%, 7/01/26 (Alternative Minimum Tax)                                     7/05 at 102         Aaa     1,105,880

    2,500,000   New York State Energy Research and Development Authority, Facilities Revenue Bonds, Series 1992 A
                 (Consolidated Edison Company of New York, Inc. Project), 6.750%, 1/15/27
                 (Alternative Minimum Tax)                                                     1/01 at 101         Aaa     2,662,400

    3,500,000   New York State Energy Research and Development Authority, Facilities Revenue Bonds, Series 1992B
                 (Consolidated Edison Company of New York, Inc. Project), 6.375%, 12/01/27
                 (Alternative Minimum Tax)                                                    12/01 at 101         Aaa     3,773,070

------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 3.2%

    5,000,000   New York State Environmental Facilities Corporation, State Water Pollution Control Revolving Fund
                 Revenue Bonds, Series 1991 B (Pooled Loan Issue), 7.100%, 9/15/11             9/00 at 102         Aaa     5,410,050

    1,300,000   New York State Environmental Facilities Corporation, Water Facilities Revenue Bonds, Series 1992
                 (The New Rochelle Water Company Project), 6.400%, 12/01/24
                 (Alternative Minimum Tax)                                                     6/02 at 102         Aaa     1,422,044

    8,500,000   New York City, Municipal Water Finance Authority, Water and Sewer System Revenue Bonds,
                 Fiscal 1998 Series B, 5.125%, 6/15/30                                         6/07 at 101         Aaa     8,596,560

    1,000,000   New York City, Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Fiscal
                 1998 Series D, 4.750%, 6/15/25                                                6/08 at 101         Aaa       978,450
------------------------------------------------------------------------------------------------------------------------------------
$ 474,692,000   Total Investments - (cost $468,885,630) - 98.8%                                                          513,199,689
=============
                Temporary Investments in Short-Term Municipal Securities - 0.1%

$     700,000   The City of New York, General Obligation Bonds, Fiscal 1995 Series B, Variable Rate Demand Bonds,
=============    3.950%, 8/15/05+                                                                               VMIG-1       700,000
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                       5,717,567
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $519,617,256
                ====================================================================================================================

All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen New York Quality Income Municipal Fund, Inc. (NUN)
                            September 30, 1998

    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                  Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 20.8%

$   1,000,000   Dormitory Authority of the State of New York, Mount Sinai School of Medicine, Insured
                 Revenue Bonds, Series 1991, 6.750%, 7/01/15                                   7/01 at 102         Aaa    $1,091,750

                Dormitory Authority of the State of New York, Hamilton College,
                Insured Revenue Bonds, Series 1991:
    2,000,000    6.500%, 7/01/11                                                               7/01 at 102         Aaa     2,172,220
    7,750,000    6.500%, 7/01/21                                                               7/01 at 102         Aaa     8,410,998

    1,000,000   Dormitory Authority of the State of New York, State University Educational Facilities
                 Revenue Bonds, Series 1990B, 7.000%, 5/15/16                                  5/00 at 102         Aaa     1,068,970

    7,250,000   Dormitory Authority of the State of New York, The New York Public Library, Insured
                 Revenue Bonds, Series 1992A, 5.875%, 7/01/22                                  7/02 at 102         Aaa     7,813,470

    7,515,000   Dormitory Authority of the State of New York, Marist College, Insured Revenue Bonds,
                 Series 1992, 6.000%, 7/01/22                                                  7/02 at 102         Aaa     8,164,296

    1,000,000   Dormitory Authority of the State of New York, City University System, Consolidated
                 Second General Resolution Revenue Bonds, Series 1993A, 5.750%, 7/01/18       No Opt. Call         Aaa     1,138,960

    1,970,000   Dormitory Authority of the State of New York, University of Rochester, Strong Memorial
                 Hospital Revenue Bonds, Series 1994, 5.900%, 7/01/17                          7/04 at 102         Aaa     2,135,106

    1,000,000   Dormitory Authority of the State of New York, Fordham University, Insured Revenue
                 Bonds, Series 1994, 5.500%, 7/01/23                                           7/04 at 102         Aaa     1,053,060

    3,700,000   Dormitory Authority of the State of New York, City University System Consolidated Third
                 General Resolution Revenue Bonds, 1994 Series 1, 6.300%, 7/01/24              7/04 at 102         Aaa     4,172,712

    1,240,000   Dormitory Authority of the State of New York, Sarah Lawrence College, Revenue Bonds,
                 Series 1995, 6.000%, 7/01/24                                                  7/05 at 102         Aaa     1,375,904

    1,250,000   Dormitory Authority of The State of New York, St. John University, Insured Revenue
                 Bonds, Series 1996, 5.600%, 7/01/16                                           7/06 at 102         Aaa     1,351,438

    4,625,000   Dormitory Authority of the State of New York, Barnard College, Insured Revenue Bonds,
                 Series 1996, 5.250%, 7/01/26                                                  7/07 at 101         Aaa     4,768,468

    9,250,000   Dormitory Authority of the State of New York, Ithaca College, Insured Revenue Bonds,
                 Series 1997, 5.250%, 7/01/26                                                  7/07 at 102         Aaa     9,536,935

    2,000,000   Dormitory Authority of the State of New York, City University System Consolidated
                 Third General Resolution Revenue Bonds, 1998 Series 1, 5.000%, 7/01/26        7/08 at 102         Aaa     2,006,020

    5,750,000   Dormitory Authority of the State of New York, State University Educational Facilities
                 Revenue Bonds, Series 1998A, 4.750%, 5/15/25                                  5/08 at 100         Aaa     5,643,165

    3,835,000   Dormitory Authority of the State of New York, City University System Consolidated
                 Second General Resolution Revenue Bonds, Series 1990C, 7.000%, 7/01/14        7/00 at 102         Aaa     4,107,592

    7,000,000   New York State Dormitory Authority, Fordham University, Insured Revenue Bonds,
                 Series 1998, 5.000%, 7/01/28                                                  7/08 at 101         Aaa     7,021,070

    3,215,000   County of Monroe Industrial Development Agency (Monroe County, New York), 1986
                 Industrial Development Revenue Bonds (Wilmur Associates Facility), Eastman Place
                 Remarketing, 7.250%, 12/01/16 (Alternative Minimum Tax)                      12/99 at 103         Aaa     3,426,579

    4,000,000   Nassau County Industrial Development Agency, Civic Facilities Revenue Bonds,
                 Hofstra University Project, Series 1998, 5.000%, 7/01/23                      7/08 at 102         Aaa     4,008,520

    5,000,000   The Trust for Cultural Resources of The City of New York, New York Botanical Garden
                 Recreational Facilities Improvements, 5.800%, 7/01/26                         7/06 at 101         Aaa     5,444,500

    7,250,000   The Trust for Cultural Resources of The City of New York, Revenue Refunding Bonds,
                 Series 1996A (The Museum of Modern Art), 5.500%, 4/01/21                      1/07 at 102         Aaa     7,732,270

    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                  Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                Educational and Civic Organizations (continued)

$  14,500,000   The Trust for Cultural Resources of The City of New York, Revenue Bonds,
                 Series 1997A (American Museum of Natural History), 5.650%, 4/01/27            4/07 at 101         Aaa   $15,633,320

    4,775,000   New York City Industrial Development Agency, Civic Facility Revenue Bonds (Trinity
                 Episcopal School Corporation Project), 5.250%, 6/15/27                        6/07 at 102         Aaa     4,922,643


------------------------------------------------------------------------------------------------------------------------------------
                Health Care Facilities - 4.1%

    5,000,000   New York State Dormitory Authority, North Shore Health System Obligated Group,
                 North Shore University Hospital at Forest Hills, Series 1998,
                 5.000%, 11/01/23                                                             11/08 at 101         Aaa     4,982,050

    3,315,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing Home
                 FHA Insured Mortgage Revenue Bonds, 1989 Series A, 7.250%, 2/15/09            2/99 at 102         Aaa     3,424,461

    5,350,000   New York State Medical Care Facilities Finance Agency, Sisters of Charity Hospital of
                 Buffalo Project, Revenue Bonds, 1991 Series A, 6.625%, 11/01/18              11/01 at 102         Aaa     5,827,434

    1,500,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing Home
                 FHA Insured Mortgage Revenue Bonds, 1992 Series A, 6.700%, 8/15/23            8/02 at 102          AA     1,642,140

    1,000,000   New York State Medical Care Facilities Finance Agency, St. Mary's Hospital (Rochester),
                 Mortgage Project Revenue Bonds, 1994 Series A Refunding, 6.200%, 11/01/14    11/03 at 102         Aaa     1,107,130

    2,000,000   New York State Medical Care Facilities Finance Agency, Health Center Projects Revenue
                 Bonds (Secured Mortgage Program), 1995 Series A, 6.375%, 11/15/19            11/05 at 102         Aaa     2,309,180

    3,000,000   New York State Medical Care Facilities Finance Agency, Montefiore Medical Center,
                 FHA Insured Mortgage Revenue Bonds, 1995 Series A, 5.750%, 2/15/25            2/05 at 102         Aaa     3,197,670


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 8.2%

    1,690,000   New York State Finance Agency, Housing Project Mortgage Revenue Refunding Bonds,
                 1996 Series A, 6.125%, 11/01/20                                               5/06 at 102         Aaa     1,848,826

    1,600,000   New York State Housing Finance Agency, Insured Multi-Family Mortgage Housing
                 Revenue Bonds, 1994 Series B, 6.250%, 8/15/14                                 8/04 at 102         Aaa     1,742,864

                New York State Urban Development Corporation, Section 236 Revenue Bonds, Series 1992A:
    5,515,000    6.700%, 1/01/12                                                               1/02 at 102         Aaa     6,073,063
   17,995,000    6.750%, 1/01/26                                                               1/02 at 102         Aaa    19,808,176

   12,475,000   Pass-Through Certificates of New York City HDC Multifamily Housing, Limited Obligation
                 Bonds, Series 1991A, 6.500%, 2/20/19                                         11/03 at 100         Aaa    15,379,055


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 0.6%

      985,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series VV,
                 7.250%, 10/01/07 (Alternative Minimum Tax)                                   10/01 at 102         Aaa     1,053,664

    2,000,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 33,
                 5.400%, 10/01/17                                                              3/04 at 102         Aaa     2,066,520


------------------------------------------------------------------------------------------------------------------------------------
                Long Term Care - 0.4%

    2,000,000   Dormitory Authority of the State of New York, United Cerebral Palsy of New York City, Inc.,
                 Insured Revenue Bonds, Series 1996, 5.500%, 7/01/24                           7/06 at 102         Aaa     2,127,900


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 0.7%

    1,000,000   County of Erie, New York, General Obligation Bonds, 1995 Series B,
                 5.625%, 6/15/20                                                           6/05 at 101 1/2         Aaa     1,068,070

      200,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series C, Subseries C-1,
                 6.625%, 8/01/15                                                           8/02 at 101 1/2         Aaa       221,100

      360,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series H,
                 7.100%, 2/01/10                                                           2/02 at 101 1/2         Aaa       398,999

      525,000   City of Yonkers, New York, General Obligation Serial Bonds, Series 1992-A,
                 6.500%, 2/15/07                                                               2/02 at 102         Aaa       576,613

    1,390,000   City of Yonkers, New York, General Obligation Serial Bonds, Series 1992-B,
                 6.500%, 2/15/07                                                               2/02 at 102         Aaa     1,536,673

    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                  Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 19.1%

$   5,375,000   Dormitory Authority of the State of New York, Leake and Watts Services, Inc., Insured
                 Revenue Bonds, Series 1994, 6.000%, 7/01/23                                   7/04 at 102         Aaa    $5,924,433

    2,200,000   Dormitory Authority of the State of New York, Mental Health Services, Facilities
                 Improvement Revenue Bonds, Series 1996B, 5.125%, 8/15/21                      2/06 at 102         Aaa     2,224,354

    8,000,000   Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement
                 Revenue Bonds, Series 1998D, 5.000%, 2/15/23                                  8/08 at 101         Aaa     8,017,280

   8,000,000    New York Local Government Assistance Corporation, Series 1993 B, Refunding Bonds,
                 5.000%, 4/01/23                                                               4/04 at 100         Aaa     8,005,680

    4,500,000   New York Local Government Assistance Corporation, Series 1997B, Refunding Bonds,
                 4.875%, 4/01/20                                                               4/08 at 101         Aaa     4,482,180

                New York Medical Care Facilities Finance Agency, Mental Health
                Services Facilities Improvement Revenue Bonds, 1992 Series A:
    7,495,000    6.375%, 8/15/10                                                               2/02 at 102         Aaa     8,162,580
   15,675,000    6.375%, 8/15/17                                                              12/02 at 102         Aaa    17,115,376

    5,250,000   New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities
                 Improvement, Revenue Refunding Bonds, 1993 Series F, 5.250%, 2/15/19          2/04 at 102         Aaa     5,337,885

    3,000,000   New York State Urban Development Corporation, Youth Facilities Revenue Bonds,
                 Series 1994, 5.700%, 4/01/14                                                  4/04 at 102         Aaa     3,210,540

   15,000,000   Metropolitan Transportation Authority, Transit Facilities 1987 Service Contract Bonds,
                 Series 5, 6.500%, 7/01/16                                                     7/01 at 102         Aaa    16,279,350

   24,000,000   Triborough Bridge and Tunnel Authority, Special Obligation Refunding Bonds, Series 1991B,
                 6.875%, 1/01/15                                                               1/01 at 102         Aaa    25,966,320


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 8.9%

    3,000,000   Buffalo and Fort Erie Public Bridge Authority, Toll Bridge System Revenue Bonds,
                 Series 1995, 5.750%, 1/01/25                                                  1/05 at 101         Aaa     3,224,040

    3,000,000   Metropolitan Transportation Authority, Commuter Facilities Revenue Bonds, Series 1996A,
                 6.000%, 7/01/16                                                               7/06 at 102         Aaa     3,326,730

    6,000,000   Metropolitan Transportation Authority, Transit Facilities Revenue Bonds, Series 1998B,
                 4.750%, 7/01/26                                                               7/08 at 101         Aaa     5,886,120

    3,500,000   Monroe County Airport Authority, Greater Rochester International Airport, Revenue Bonds,
                 Series 1989, 7.250%, 1/01/19 (Alternative Minimum Tax)                        1/00 at 102         Aaa     3,704,610

    2,150,000   New York City Industrial Development Agency, Amended and Restated Industrial
                 Development Revenue Bonds (1991 Japan Airlines Company, Ltd. Project),
                 6.000%, 11/01/15 (Alternative Minimum Tax)                                   11/04 at 102         Aaa     2,342,511

    1,000,000   Niagara Frontier Transportation Authority (Greater Buffalo International Airport), Airport
                 Revenue Bonds, Series 1994A, 6.250%, 4/01/24 (Alternative Minimum Tax)        4/04 at 102         Aaa     1,105,030

    5,000,000   The Port Authority of New York and New Jersey, Consolidated Bonds, Seventy-First Series,
                 6.500%, 1/15/26                                                               1/01 at 101         Aaa     5,328,300

   10,000,000   The Port Authority of New York and New Jersey, Consolidated Bonds, Seventy-Sixth Series,
                 6.500%, 11/01/26 (Alternative Minimum Tax)                                   11/01 at 101         Aaa    10,783,500

    5,000,000   The Port Authority of New York and New Jersey, Consolidated Bonds, Seventy-First Series,
                 Revenue Bonds, 6.500%, 1/15/26                                                1/01 at 101         Aaa     5,328,300

    7,000,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue Bonds, Series X,
                 6.500%, 1/01/19                                                           1/02 at 101 1/2         Aaa     7,621,670


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 23.5%

    3,520,000   Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds
                 (Suffolk County Issue), Series 1986, 7.375%, 7/01/16                         No Opt. Call         Aaa     4,503,418

    6,450,000   Dormitory Authority of the State of New York, City University System Consolidated
                 Second General Resolution Revenue Bonds, Series 1990F, 7.500%, 7/01/20
                 (Pre-refunded to 7/01/00)                                                     7/00 at 102         Aaa     6,994,832

    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                  Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$  10,000,000   Dormitory Authority of the State of New York, State University Educational Facilities
                 Revenue Bonds, Series 1990C, 7.000%, 5/15/18 (Pre-refunded to 5/15/00)        5/00 at 102         Aaa   $10,724,300

    3,000,000   Dormitory Authority of the State of New York, State University Educational Facilities,
                 Revenue Bonds, Series 1991A, 6.750%, 5/15/21 (Pre-refunded to 5/15/02)        5/02 at 102         Aaa     3,359,580

    1,620,000   New York State Dormitory Authority, City University System, Consolidated Second General
                 Resolution Revenue Bonds, Series 1990-C, 7.000%, 7/01/14
                 (Pre-refunded to 7/01/00)                                                     7/00 at 102         Aaa     1,743,493

        5,000   New York Medical Care Facilities Finance Agency, Mental Health Services Facilities
                 Improvement Revenue Bonds, 1992 Series A, 6.375%, 8/15/10
                 (Pre-refunded to 2/15/02)                                                     2/02 at 102         Aaa         5,505

    1,030,000   New York State Medical Care Facilities Finance Agency, St. Luke's-Roosevelt Hospital
                 Center, FHA Insured Mortgage Revenue Bonds, 1989 Series B, 7.450%, 2/15/29
                 (Pre-refunded to 2/15/00)                                                     2/00 at 102         Aaa     1,102,533

    4,000,000   New York State Thruway Authority, General Revenue Bonds, Series A,
                 5.750%, 1/01/19 (Pre-refunded to 1/01/02)                                     1/02 at 102         Aaa     4,319,240

    1,000,000   New York State Urban Development Corporation, Correctional Facilities Revenue Bonds,
                 Series G, 7.250%, 1/01/14 (Pre-refunded to 1/01/00)                           1/00 at 102         Aaa     1,064,070

    3,100,000   New York State Urban Development Corporation, Correctional Capital Facilities Revenue
                 Bonds, Series 1, 7.500%, 1/01/20 (Pre-refunded to 1/01/00)                    1/00 at 102         Aaa     3,307,638

    4,825,000   Power Authority of the State of New York, General Purpose Bonds, Series Z,
                 6.500%, 1/01/19 (Pre-refunded to 1/01/02)                                     1/02 at 102         Aaa     5,319,997

    5,000,000   Power Authority of the State of New York, General Purpose Bonds, Series Y,
                 6.000%, 1/01/20 (Pre-refunded to 1/01/01)                                     1/01 at 100         Aaa     5,254,350

    1,980,000   Town of Clifton Park, Water Authority (New York), Water System Revenue Bonds, 1991
                 Series A, 6.375%, 10/01/26 (Pre-refunded to 10/01/02)                        10/02 at 102         Aaa     2,208,788

   24,155,000   Metropolitan Transportation Authority, Transit Facilities Revenue Bonds, Series J,
                 6.500%, 7/01/18 (Pre-refunded to 7/01/02)                                     7/02 at 102         Aaa    26,919,298

                County of Nassau, New York, General Obligation Serial Bonds:
    1,410,000    6.100%, 11/15/07 (Pre-refunded to 11/15/01)                                  11/01 at 103         Aaa     1,548,856
    1,260,000    6.375%, 11/15/09 (Pre-refunded to 11/15/01)                                  11/01 at 103         Aaa     1,394,228
    1,495,000    6.100%, 11/15/09 (Pre-refunded to 11/15/01)                                  11/01 at 103         Aaa     1,642,228
    1,285,000    6.375%, 11/15/10 (Pre-refunded to 11/15/01)                                  11/01 at 103         Aaa     1,421,890
    1,000,000    6.100%, 11/15/10 (Pre-refunded to 11/15/01)                                  11/01 at 103         Aaa     1,098,480

   19,800,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series C, Subseries C-1,
                 6.625%, 8/01/15 (Pre-refunded to 8/01/02)                                 8/02 at 101 1/2         Aaa    22,105,116

    2,140,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series H, 7.100%, 2/01/10
                 (Pre-refunded to 2/01/02)                                                 2/02 at 101 1/2         Aaa     2,393,268

    2,000,000   New York City, Municipal Water Finance Authority, Water and Sewer System Revenue
                 Bonds, Fiscal 1990 Series A, 6.750%, 6/15/14 (Pre-refunded to 6/15/99)    6/99 at 101 1/2         Aaa     2,077,780

    1,090,000   New York City, Municipal Water Finance Authority, Water and Sewer Revenue Bonds,
                 Fiscal 1992 Series A, 6.750%, 6/15/16 (Pre-refunded to 6/15/01)               6/01 at 101         Aaa     1,186,934

    4,700,000   Niagara Falls Bridge Commission, Toll Bridge System Revenue Bonds, Series 1992,
                 6.125%, 10/01/19 (Pre-refunded to 10/01/02)                                  10/02 at 102         Aaa     5,199,750

    2,500,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue Bonds, Series S,
                 7.000%, 1/01/21 (Pre-refunded to 1/01/01)                                 1/01 at 101 1/2         Aaa     2,714,775

    3,000,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue Bonds, Series T,
                 7.000%, 1/01/20 (Pre-refunded to 1/01/01)                                     1/01 at 102         Aaa     3,271,560

    5,800,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue Bonds, Series W,
                 6.750%, 1/01/22 (Pre-refunded to 1/01/02)                                 1/02 at 101 1/2         Aaa     6,413,292


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 8.8%

   10,000,000   New York State Energy Research and Development Authority, Electric Facilities Revenue
                 Bonds, Series 1989 C (Consolidated Edison Company of New York, Inc. Project)
                 7.250%, 11/01/24 (Alternative Minimum Tax)                                   11/98 at 101          A1    10,128,500

    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                  Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                Utilities (continued)

$   5,000,000   New York State Energy Research and Development Authority, Electric Facilities Revenue
                 Bonds, Series 1989 C (Consolidated Edison Company of New York, Inc. Project)
                 7.250%, 11/01/24 (Alternative Minimum Tax)                                   11/98 at 101         Aaa    $5,064,500

    6,000,000   New York State Energy Research and Development Authority, Adjustable Rate Gas Facilities Revenue
                 Bonds, Series 1989A (The Brooklyn Union Gas Company Project), 6.750%, 2/01/24
                 (Alternative Minimum Tax)                                                     5/02 at 102         Aaa     6,589,140

    1,500,000    New York State Energy Research and Development Authority, Gas
                 Facilities Revenue Bonds, Series C (The Brooklyn Union Gas
                 Company Project), 5.600%, 6/01/25 (Alternative Minimum Tax)                   7/03 at 102         Aaa     1,572,285

   12,000,000   New York State Energy Research and Development Authority, Pollution Control Revenue
                 Bonds, Series 1992B (Rochester Gas and Electric Corporation Projects),
                 6.500%, 5/15/32 (Alternative Minimum Tax)                                     5/02 at 102         Aaa    13,084,440

    9,000,000   New York State Energy Research and Development Authority, Facilities Revenue Bonds,
                 Series 1992B (Consolidated Edison Company of New York, Inc. Project),
                 6.375%, 12/01/27 (Alternative Minimum Tax)                                   12/01 at 101         Aaa     9,702,180

    1,650,000   Islip Resource Recovery Agency, Resource Recovery System Revenue Bonds (1985 Facility,
                 Series B 1994), 7.250%, 7/01/11 (Alternative Minimum Tax)                    No Opt. Call         Aaa     2,088,356


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 3.7%

                New York City Municipal Water Finance Authority, Water and Sewer
                System Revenue Bonds, Fiscal 1992 Series A:
    8,410,000    6.750%, 6/15/16                                                               6/01 at 101         Aaa     9,088,014
    9,770,000    6.250%, 6/15/21                                                               6/01 at 100         Aaa    10,350,630

    1,000,000   Western Nassau County Water Authority, System Revenue Bonds, Series 1995,
                 5.650%, 5/01/26                                                               5/06 at 102         Aaa     1,078,600
------------------------------------------------------------------------------------------------------------------------------------
$ 502,415,000   Total Investments - (cost $496,386,101) - 98.8%                                                          542,010,187
=============
                Temporary Investments in Short-Term Municipal Securities - 0.1%

$     500,000   New York City Municipal Water Finance, Water and Sewer System Revenue Bonds,
=============    Series 1994 G, Variable Rate Demand Bonds, 4.050%, 6/15/24+                                    VMIG-1       500,000
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                       6,285,289
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $548,795,476
                ====================================================================================================================

All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF)
September 30, 1998
    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                  Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 22.2%

$   2,000,000   Dormitory Authority of the State of New York, New York University, Insured Revenue Bonds,
                 Series 1991, 6.000%, 7/01/15                                                  7/01 at 102         Aaa    $2,144,720

    2,500,000   Dormitory Authority of the State of New York, The New York Public Library, Insured Revenue
                 Bonds, Series 1992A, 5.875%, 7/01/22                                         7/02 at 102          Aaa     2,694,300

    2,000,000   Dormitory Authority of the State of New York, City University System Consolidated,
                 Second General Resolution Revenue Bonds, Series 1993A, 5.750%, 7/01/18       No Opt. Call         Aaa     2,277,920

    2,450,000   Dormitory Authority of the State of New York, Mount Sinai School of Medicine, Insured
                 Revenue Bonds, Series 1994A, 5.000%, 7/01/21                                  7/04 at 102         Aaa     2,434,982

    1,000,000   Dormitory Authority of the State of New York, University of Rochester, Strong Memorial
                 Hospital Revenue Bonds, Series 1994, 5.500%, 7/01/21                          7/04 at 102         Aaa     1,044,460

    2,000,000   Dormitory Authority of the State of New York, St. John University, Insured Revenue
                 Bonds, Series 1996, 5.600%, 7/01/16                                           7/06 at 102         Aaa     2,162,300

    3,000,000   Dormitory Authority of the State of New York, New School for Social Research, Insured
                 Revenue Bonds, Series 1997, 5.750%, 7/01/26                                   7/07 at 102         Aaa     3,296,610

    7,500,000   Dormitory Authority of the State of New York, Ithaca College, Insured Revenue Bonds,
                 Series 1998, 5.000%, 7/01/21                                                  7/08 at 101         Aaa     7,522,575

    3,165,000   Dormitory Authority of the State of New York, City University System Consolidated
                 Second General Resolution Revenue Bonds, Series 1990C, 7.000%, 7/01/14        7/00 at 102         Aaa     3,389,968

    2,000,000   County of Monroe, Industrial Development Agency, Civic Facility Revenue Bonds
                 (Nazareth College of Rochester Project), Series 1995, 6.000%, 6/01/20         6/05 at 102         Aaa     2,217,300

    5,460,000   The Trust for Cultural Resources of The City of New York, New York, Botanical Garden
                 Recreational Facilities Improvements, 5.800%, 7/01/26                         7/06 at 101         Aaa     5,945,393

    1,250,000   The Trust for Cultural Resources of The City of New York, Revenue Refunding Bonds,
                 Series 1996A (The Museum of Modern Art), 5.500%, 1/01/21                      1/07 at 102         Aaa     1,333,150

    5,000,000   The Trust for Cultural Resources of The City of New York, Revenue Bonds, Series 1997A
                 (American Museum of Natural History), 5.650%, 4/01/22                         4/07 at 101         Aaa     5,390,800

    1,000,000   New York City Industrial Development Agency, Civic Facility Revenue Bonds (USTA National
                 Tennis Center Incorporated Project), 6.375%, 11/15/14                        11/04 at 102         Aaa     1,129,230


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 13.9%

    3,000,000   Dormitory Authority of the State of New York, Ellis Hospital, FHA Insured Mortgage
                 Hospital Revenue Bonds, Series 1995, 5.600%, 8/01/25                          8/05 at 102         Aaa     3,158,820

    4,000,000   Dormitory Authority of the State of New York, Maimonides Medical Center, FHA Insured
                 Mortgage, Revenue Bonds, Series 1996A, 5.750%, 8/01/14                        2/06 at 102         Aaa     4,373,480

    1,500,000   New York State Dormitory Authority, Vassar Brothers Hospital, Series 1997,
                 5.250%, 7/01/17                                                               1/08 at 102         Aaa     1,553,430

    2,685,000   New York State Dormitory Authority, North Shore Health System Obligated Group, North Shore
                 University Hospital at Forest Hills, Series 1998, 5.000%, 11/01/23           11/08 at 101         Aaa     2,675,361

    2,635,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing Home
                 FHA Insured Mortgage Revenue Bonds, 1992 Series C (Mount Sinai Hospital),
                 6.375%, 8/15/29                                                               8/02 at 102         AAA     2,864,377

    2,500,000   New York State Medical Care Facilities Finance Agency, South Nassau Communities
                 Hospital Project Revenue Bonds, 1992 Series A, 6.125%, 11/01/11              11/02 at 102         Aaa     2,747,350

    4,395,000   New York State Medical Care Facilities Finance Agency, FHA Insured Mortgage Project
                 Revenue Bonds, 1995 Series F,  6.200%, 8/15/15                                8/05 at 102          Aa     4,840,697

    4,700,000   New York State Medical Care Facilities Finance Agency, Hospital Insured Mortgage
                 Revenue Bonds, 1994 Series A Refunding, 5.375%, 2/15/25                       2/04 at 102         Aaa     4,820,414

    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                  Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 2.4%

$   2,240,000   New York State Finance Agency, Housing Project Mortgage Revenue Bonds, 1996 Series A
                 Refunding, 6.125%, 11/01/20                                                   5/06 at 102         Aaa    $2,450,515

    2,000,000   New York State Urban Development Corporation, Section 236 Revenue Bonds, Series 1992A,
                 6.700%, 1/01/12                                                               1/02 at 102         Aaa     2,202,380


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 2.0%

    2,500,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 30-B,
                 6.650%, 10/01/25 (Alternative Minimum Tax)                                    3/03 at 102          Aa     2,681,200

    1,200,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 30-C-1,
                 5.850%, 10/01/25 (Alternative Minimum Tax)                                   10/03 at 102         Aa2     1,252,440


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 10.7%

      210,000   County of Nassau, New York, General Obligation Serial Bonds, Serial General Improvement
                 Bonds, Series 1993-H, 5.500%, 6/15/16                                        No Opt. Call         Aaa       230,693

    1,500,000   County of Nassau, New York, General Obligation Serial Bonds, Serial General
                 Improvement Bonds, Series O, 5.700%, 8/01/13                                  8/04 at 103         Aaa     1,632,825

    4,000,000   The City of New York, General Obligation Bonds, Fiscal 1995 Series E,
                 8.000%, 8/01/05                                                              No Opt. Call         Aaa     4,949,760

    4,000,000   The City of New York, General Obligation Bonds, Fiscal 1997 Series I and J,
                 6.250%, 4/15/07                                                              No Opt. Call         Aaa     4,606,640

    2,115,000   City of Niagara Falls, Niagara County, New York, Water Treatment Plant Serial Bonds,
                 Series 1994, 8.500%, 11/01/08 (Alternative Minimum Tax)                      No Opt. Call         Aaa     2,829,468

                City of Niagara Falls, Niagara County, New York, Public Improvement Serial Bonds, 1994:
    1,000,000    7,500%, 3/01/13                                                              No Opt. Call         Aaa     1,319,460
    2,000,000    6.900%, 3/01/22                                                               3/04 at 102         Aaa     2,302,220

    2,750,000   City of Yonkers, New York, Refunding Serial Bonds, 1993-C,
                 5.500%, 9/01/09                                                               9/03 at 102         Aaa     2,946,405


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 6.1%

    5,250,000   Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement
                 Revenue Bonds, Series 1998D, 5.000%, 2/15/23                                  8/08 at 101         Aaa     5,261,340

    2,000,000   New York Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement
                 Revenue Bonds, 1992 Series A, 6.375%, 8/15/17                                12/02 at 102         Aaa     2,183,780

    2,000,000   New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 1995A,
                 6.250%, 4/01/06                                                               4/05 at 102         Aaa     2,284,500

    1,900,000   New York State Urban Development Corporation, Correctional Facilities Revenue Bonds,
                 Series 1993A Refunding, 5.250%, 1/01/14                                      No Opt. Call         Aaa     2,041,740


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 5.9%

    4,500,000   Metropolitan Transportation Authority, Commuter Facilities Revenue Bonds, Series 1997A,
                 5.625%, 7/01/27                                                           7/07 at 101 1/2         Aaa     4,865,760

    1,800,000   Monroe County Airport Authority, Greater Rochester International Airport, Revenue
                 Refunding Bonds, Series 1993, 5.375%, 1/01/19 (Alternative Minimum Tax)       1/03 at 102         Aaa     1,837,170

    2,000,000   New York City Industrial Development Agency, Amended and Restated Industrial
                 Development Revenue Bonds (1991 Japan Airlines Company, Ltd. Project),
                 6.000%, 11/01/15 (Alternative Minimum Tax)                                   11/04 at 102         Aaa     2,179,080

    2,500,000   The Port Authority of New York and New Jersey, Consolidated Bonds, Eighty-Fourth Series,
                  5.875%, 7/15/16 (Alternative Minimum Tax)                                    1/03 at 101         Aaa     2,628,775


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 19.7%

    2,500,000   Dormitory Authority of the State of New York, State University Educational Facilities,
                 Revenue Bonds, Series 1995A, 6.000%, 5/15/22 ( Pre-refunded to 5/15/03)       5/03 at 102         Aaa     2,774,850

    1,000,000   Dormitory Authority of the State of New York, Colgate University, Insured Revenue Bonds,
                 Series 1991A, 6.500%, 7/01/21 (Pre-refunded to 7/01/01)                       7/01 at 102         Aaa     1,092,450

    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                  Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$   6,855,000   Dormitory Authority of the State of New York, City University System Consolidated
                 Third General Resolution Revenue Bonds, 1994 Series 2, 6.750%, 7/01/24
                 (Pre-refunded to 7/01/04)                                                     7/04 at 102         Aaa    $7,987,446

    1,335,000   New York State Dormitory Authority, City University System Consolidated Second
                 General Resolution Revenue Bonds, Series 1990-C, 7.000%, 7/01/14
                 (Pre-refunded to 7/01/00)                                                     7/00 at 102         Aaa     1,436,767

      100,000   New York State Medical Care Facilities Finance Agency, St. Luke's-Roosevelt Hospital
                 Center, FHA Insured Mortgage Revenue Bonds, 1989 Series B, 7.450%, 2/15/29
                 (Pre-refunded to 2/15/00)                                                     2/00 at 102         Aaa       107,042

    7,800,000    New York State Medical Care Facilities Finance Agency, New York
                 Hospital, FHA Insured Mortgage Revenue Bonds, 1994 Series A
                 (AMBACInsured Series), 6.800%, 8/15/24
                 (Pre-refunded to 2/15/05)                                                     2/05 at 102         Aaa     9,179,118

    1,900,000   New York State Thruway Authority, General Revenue Bonds, Series C, 6.000%, 1/01/25
                 (Pre-refunded to 1/01/05)                                                     1/05 at 102         Aaa     2,150,914

    2,000,000   Metropolitan Transportation Authority, Commuter Facilities Revenue Bonds, Series 1992B,
                 6.250%, 7/01/17 (Pre-refunded to 7/01/02)                                     7/02 at 102         Aaa     2,211,520

    1,000,000   Metropolitan Transportation Authority, Commuter Facilities Revenue Bonds, Series 1994A,
                 6.375%, 7/01/18 (Pre-refunded to 7/01/04)                                 7/04 at 101 1/2         Aaa     1,141,990

    1,700,000   Metropolitan Transportation Authority, Transit Facilities Revenue Bonds, Series A,
                 6.100%, 7/01/21 (Pre-refunded to 7/01/06)                                     7/06 at 102         Aaa     1,968,889

    2,385,000   The City of New York, General Obligation Bonds, 1992 Series C, 6.625%, 8/01/14
                 (Pre-refunded to 8/01/02)                                                 8/02 at 101 1/2         Aaa     2,662,662

    1,500,000   The City of New York, General Obligation Bonds, Fiscal 1990 Series F,
                 6.000%, 8/01/19                                                           2/99 at 101 1/2         Aaa     1,535,160

      100,000   County of Niagara, New York, Public Improvement Serial Bonds, Series 1993,
                  5.750%, 8/15/20 (Pre-refunded to 8/15/00)                                    8/00 at 102         Aaa       105,774

    3,800,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue Bonds, Series T,
                 6.000%, 1/01/22 (Pre-refunded to 1/01/01)                                     1/01 at 100         Aaa     3,993,306


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 13.4%

    2,500,000   New York State Energy Research and Development Authority, Adjustable Rate Gas
                 Facilities Revenue Bonds, Series 1989A (The Brooklyn Union Gas Company Project),
                 6.750%, 2/01/24 (Alternative Minimum Tax)                                     5/02 at 102         Aaa     2,745,475

    2,750,000   New York State Energy Research and Development Authority, Gas Facilities Revenue
                 Bonds, Series C (The Brooklyn Union Gas Company Project), 5.600%, 6/01/25
                 (Alternative Minimum Tax)                                                     7/03 at 102         Aaa     2,882,523

    6,100,000   New York State Energy Research and Development Authority, Pollution Control Revenue
                 Bonds, Series 1992B (Rochester Gas and Electric Corporation Projects),
                 6.500%, 5/15/32 (Alternative Minimum Tax)                                     5/02 at 102         Aaa     6,651,257

    2,500,000   New York State Energy Research and Development Authority, Adjustable Rate Pollution
                 Control Revenue Bonds (New York State Electric and Gas Corporation Project),
                 1987 Series A, 6.150%, 7/01/26 (Alternative Minimum Tax)                      7/05 at 102         Aaa     2,764,700

    2,500,000   New York State Energy Research and Development Authority, Facilities Revenue Bonds,
                 Series 1992B (Consolidated Edison Company of New York, Inc. Project),
                 6.375%, 12/01/27 (Alternative Minimum Tax)                                   12/01 at 101         Aaa     2,695,050

    1,165,000   Islip Resource Recovery Agency, Resource Recovery System Revenue Bonds (1985
                 Facility - Series B 1994), 6.125%, 7/01/13 (Alternative Minimum Tax)          7/04 at 102         Aaa     1,286,405

    6,875,000   Long Island Power Authority, Electric System General Revenue Bonds, Series 1998A,
                 5.125%, 12/01/22                                                              6/08 at 101         Aaa     6,964,994

    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                  Provisions*     Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 2.5%

$   2,000,000   New York City, New York, Municipal Water Finance Authority, Water and Sewer System
                 Revenue Bonds, Fiscal 1996 Series A, 5.875%, 6/15/25                          6/05 at 101         Aaa    $2,177,860

    2,500,000   Suffolk County Water Authority, New York, Water System Revenue Bonds, Series 1993 Refunding,
                 5.100%, 6/01/12                                                              No Opt. Call         Aaa     2,682,175
------------------------------------------------------------------------------------------------------------------------------------
$ 176,070,000   Total Investments - (cost $175,460,503) - 98.8%                                                          191,902,115
=============
                Temporary Investments in Short-Term Municipal Securities - 0.2%

$     400,000   New York City Transitional Finance Authority, Future Tax Secured Bonds, 1998 Series C,
=============    Tax-Exempt Adjustable Rate Bonds, 3.950%, 5/01/28+                                             VMIG-1       400,000
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                       2,003,717
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $194,305,832
                ====================================================================================================================

All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

Statement of Net Assets
September 30, 1998
                                                       New York          New York                                            Insured
                                      New York      Performance        Investment          New York         New York        New York
                                         Value             Plus           Quality    Select Quality   Quality Income  Premium Income
Assets
 Investments in municipal securities,
   at market value (note 1)       $154,712,035     $344,811,131      $389,841,418      $513,199,689     $542,010,187    $191,902,115
 Temporary investments in short-term
   municipal securities, at amortized
   cost, which approximates market
   value (note 1)                      700,000        1,500,000         1,100,000           700,000          500,000         400,000
 Receivables:
   Interest                          2,412,512        6,044,635         7,207,790         8,653,752        8,707,559       2,827,478
   Investments sold                    387,600        1,365,000         3,070,000                --               --              --
 Other assets                           10,118           35,893            23,703            30,101           32,899          13,926
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                 158,222,265      353,756,659       401,242,911       522,583,542      551,250,645     195,143,519
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Cash overdraft                        273,126        1,313,506           934,742           507,123           55,633          17,561
 Payable for investments purchased          --        6,051,292                --                --               --              --
 Accrued expenses:
   Management fees (note 6)             76,135          180,187           207,828           269,698          284,039         102,388
   Other                               129,289          164,563           195,666           195,046          182,506         142,015
 Preferred share dividends payable         N/A           47,999            25,729            87,772           75,273          10,696
 Common share dividends payable        657,736        1,324,792         1,506,452         1,906,647        1,857,718         565,027
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities              1,136,286        9,082,339         2,870,417         2,966,286        2,455,169         837,687
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)               $157,085,979     $344,674,320      $398,372,494      $519,617,256     $548,795,476    $194,305,832
====================================================================================================================================
Preferred shares, at liquidation value     N/A     $104,300,000      $120,000,000      $150,000,000     $170,000,000    $ 65,000,000
====================================================================================================================================
Preferred shares outstanding               N/A            4,172             4,800             6,000            6,800           2,600
====================================================================================================================================
Common shares outstanding           15,120,364       14,802,145        17,516,878        23,110,875       23,816,900       8,248,566
====================================================================================================================================
Net asset value per Common share
   outstanding (net assets less
   Preferred shares at liquidation
   value, divided by Common
   shares outstanding)             $     10.39      $     16.24      $      15.89       $     15.99      $     15.90    $      15.68
====================================================================================================================================
N/A - Fund is not authorized to issue Preferred Shares.

See accompanying notes to financial statements.

Statement of Operations
Year Ended September 30, 1998
                                                       New York          New York                                            Insured
                                      New York      Performance        Investment          New York         New York        New York
                                         Value             Plus           Quality    Select Quality   Quality Income  Premium Income
Investment Income (note 1)        $  9,462,613      $22,037,295       $24,994,013       $31,557,386      $31,595,767     $10,373,279
------------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)              931,607        2,184,956         2,520,830         3,263,170        3,430,243       1,228,928
 Preferred shares - auction fees           N/A          260,749           300,001           375,001          424,999         162,502
 Preferred shares - dividend
   disbursing agent fees                   N/A           29,999            19,998            19,998           29,999          19,998
 Shareholders' servicing agent
   fees and expenses                    56,024           53,360            45,466            46,293           45,798          17,022
 Custodian's fees and expenses          44,310           63,992            67,348            80,007           81,568          47,045
 Directors' fees and expenses (note 6)   1,401            3,107             3,593             4,658            4,892           1,701
 Professional fees                      16,973           18,040            18,208            18,533           18,603          17,960
 Shareholders' reports - printing
   and mailing expenses                 64,676           90,280            99,038           122,895          129,104          53,007
 Stock exchange listing fees            24,908           24,911            24,999            33,357           32,573          16,170
 Investor relations expense             15,924           29,878            32,938            41,071           42,812          15,181
 Portfolio insurance expense                --               --           105,418           132,630           27,866          20,575
 Other expenses                          8,655           23,309            26,535            31,353           31,635          17,073
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                       1,164,478        2,782,581         3,264,372         4,168,966        4,300,092       1,617,162
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                8,298,135       19,254,714        21,729,641        27,388,420       27,295,675       8,756,117
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized
Gain (Loss) from Investments
 Net realized gain from investment
   transactions (notes 1 and 4)      1,468,661        2,099,484         1,933,637         1,321,723          989,837         794,190
 Net change in unrealized appreciation
   or depreciation of investments    1,486,634       (1,976,859)         (428,616)        1,048,429        5,915,060       5,335,299
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments            2,955,295          122,625         1,505,021         2,370,152        6,904,897       6,129,489
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                 $11,253,430      $19,377,339       $23,234,662       $29,758,572      $34,200,572     $14,885,606
====================================================================================================================================
N/A - Fund is not authorized to issue Preferred Shares.

See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                         New York Value                New York Performance Plus         New York Investment Quality
                                    Year Ended       Year Ended        Year Ended        Year Ended       Year Ended      Year Ended
                                       9/30/98          9/30/97           9/30/98           9/30/97          9/30/98         9/30/97
Operations
 Net investment income             $ 8,298,135      $ 9,296,198      $ 19,254,714      $ 19,742,873     $ 21,729,641   $ 22,410,376
 Net realized gain from investment
   transactions (notes 1 and 4)      1,468,661        2,270,242         2,099,484           885,201        1,933,637        176,218
 Net change in unrealized appreciation
   or depreciation of investments    1,486,634       (1,376,339)       (1,976,859)         (350,482)        (428,616)      (693,456)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                  11,253,430       10,190,101        19,377,339        20,277,592       23,234,662      21,893,138
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders              (8,299,761)      (9,315,828)      (16,007,084)      (16,214,120)     (18,489,907)   (18,482,364)
   Preferred shareholders                  N/A              N/A        (3,395,042)       (3,458,793)      (3,875,037)    (3,888,069)
From accumulated net realized gain
  from investment transactions:
   Common shareholders              (1,378,269)        (107,163)               --                --         (236,971)      (416,639)
   Preferred shareholders                  N/A              N/A                --                --          (49,109)       (91,224)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders    (9,678,030)      (9,422,991)      (19,402,126)      (19,672,913)     (22,651,024)   (22,878,296)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions     1,212,773        1,682,801         2,379,076         2,355,206        2,220,112       2,364,645
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets           2,788,173        2,449,911         2,354,289         2,959,885        2,803,750       1,379,487
Net assets at beginning of year    154,297,806      151,847,895       342,320,031       339,360,146      395,568,744     394,189,257
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year         $157,085,979     $154,297,806      $344,674,320      $342,320,031     $398,372,494    $395,568,744
====================================================================================================================================
Balance of undistributed net
   investment income at end of year $   54,219       $   55,845        $  517,376        $  664,788       $  590,846     $ 1,226,149
====================================================================================================================================

                                     New York Select Quality            New York Quality Income      Insured New York Premium Income
                                    Year Ended       Year Ended        Year Ended        Year Ended       Year Ended      Year Ended
                                       9/30/98          9/30/97           9/30/98           9/30/97          9/30/98         9/30/97
Operations
 Net investment income            $ 27,388,420     $ 27,598,104      $ 27,295,675      $ 27,494,585      $ 8,756,117    $ 8,829,704
 Net realized gain (loss) from investment
   transactions (notes 1 and 4)      1,321,723          (98,622)          989,837           597,191          794,190       (694,840)
 Net change in unrealized appreciation
   or depreciation of investments    1,048,429        2,803,071         5,915,060         8,255,873        5,335,299      6,323,270
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                  29,758,572       30,302,553        34,200,572        36,347,649       14,885,606     14,458,134
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders             (22,762,023)     (22,496,588)      (22,202,539)      (21,998,285)      (6,765,972)    (6,754,836)
   Preferred shareholders           (5,021,632)      (4,899,015)       (5,593,080)       (5,531,743)      (2,105,104)    (2,066,404)
 From accumulated net realized gain
   from investment transactions:
   Common shareholders                      --         (282,980)         (511,676)         (680,173)              --             --
   Preferred shareholders                   --          (61,908)         (129,543)         (176,348)              --             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders   (27,783,655)     (27,740,491)      (28,436,838)      (28,386,549)      (8,871,076)    (8,821,240)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions     4,348,938        4,603,400         3,704,412         2,432,567          478,559            --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets           6,323,855        7,165,462         9,468,146        10,393,667        6,493,089      5,636,894
Net assets at beginning of year    513,293,401      506,127,939       539,327,330       528,933,663      187,812,743    182,175,849
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year         $519,617,256     $513,293,401      $548,795,476      $539,327,330     $194,305,832   $187,812,743
====================================================================================================================================
Balance of undistributed net
   investment income at end of year $  618,984      $ 1,014,219        $  757,229       $ 1,257,173       $  446,440   $    561,399
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies
The New York Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen New York Municipal Value Fund, Inc.
(NNY), Nuveen New York Performance Plus Municipal Fund, Inc. (NNP), Nuveen New York Investment Quality Municipal Fund, Inc. (NQN), Nuveen New York Select Quality Municipal Fund, Inc. (NVN), Nuveen New York Quality Income Municipal Fund, Inc. (NUN) and Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF).

New York Value is not authorized by its Articles of Incorporation to issue Preferred shares. Therefore, in the Notes to Financial Statements, "N/A" represents not-applicable.

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of New York. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade-date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At September 30, 1998, New York Performance Plus had an outstanding delayed delivery purchase commitment of $6,051,292. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per Common share for New York Value and $.01 per Common share for the other Funds. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended September 30, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds below have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                                                                                  Insured
                                            New York      New York     New York     New York     New York
                                         Performance    Investment       Select      Quality      Premium
                                                Plus       Quality      Quality       Income       Income
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                    1,600            --           --        2,200        1,320
   Series T                                       --         2,400           --           --        1,280
   Series W                                    2,000            --        2,400        2,200           --
   Series Th                                      --            --        3,600        2,400           --
   Series F                                      572         2,400           --           --           --
---------------------------------------------------------------------------------------------------------
Total                                          4,172         4,800        6,000        6,800        2,600
=========================================================================================================

Insurance
New York Investment Quality, New York Select Quality, New York Quality Income and Insured New York Premium Income invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Funds'shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended September 30, 1998.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

2. Fund Shares
Transactions in Common shares were as follows:

                                                           New York Value       New York Performance Plus
                                                       Year Ended   Year Ended   Year Ended    Year Ended
                                                          9/30/98      9/30/97      9/30/98       9/30/97
---------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                    116,219      161,496      133,661      134,942
=========================================================================================================
                                                    New York Investment Quality   New York Select Quality
                                                       Year Ended   Year Ended   Year Ended    Year Ended
                                                          9/30/98      9/30/97      9/30/98       9/30/97
---------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                    125,667      138,095      258,860      285,405
=========================================================================================================
                                                                                      Insured New York
                                                       New York Quality Income         Premium Income
                                                        Year Ended   Year Ended   Year Ended   Year Ended
                                                           9/30/98      9/30/97      9/30/98      9/30/97
---------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                    227,308      154,902       31,006           --
=========================================================================================================

3. Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid November 2, 1998, to shareholders of record on October 15, 1998, as follows:

                                                                                                  Insured
                                            New York      New York     New York     New York     New York
                               New York  Performance    Investment       Select      Quality      Premium
                                  Value         Plus       Quality      Quality       Income       Income
---------------------------------------------------------------------------------------------------------
Dividend per share               $.0435       $.0895        $.0860       $.0825       $.0780       $.0685
=========================================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments during the fiscal year ended September 30, 1998, were as follows:

                                                                                                  Insured
                                            New York      New York     New York     New York     New York
                               New York  Performance    Investment       Select      Quality      Premium
                                  Value         Plus       Quality      Quality       Income       Income
---------------------------------------------------------------------------------------------------------
Purchases:
   Investments in
    municipal securities    $54,137,631 $108,526,955   $78,782,150  $59,376,509  $67,884,413  $31,336,905
   Temporary municipal
    investments              33,000,000   49,200,000    33,460,000   22,600,000   23,225,000    7,900,000
Sales and Maturities:
   Investments in
    municipal securities     54,407,776  101,335,686    79,832,233   54,315,489   65,344,727   28,520,903
   Temporary municipal
    investments              32,700,000   48,800,000    33,260,000   23,100,000   23,225,000   10,200,000
=========================================================================================================

At September 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At September 30, 1998, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                                  Insured
                                                                                    New York     New York
                                                                                 Performance      Premium
                                                                                        Plus       Income
---------------------------------------------------------------------------------------------------------
Expiration year:
   2002                                                                             $     --   $1,457,571
   2003                                                                                   --        3,373
   2004                                                                              468,497    2,802,391
   2005                                                                                   --      540,548
---------------------------------------------------------------------------------------------------------
Total                                                                               $468,497   $4,803,883
=========================================================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at September 30, 1998, were as follows:

                                                                                                  Insured
                                            New York      New York     New York     New York     New York
                               New York  Performance    Investment       Select      Quality      Premium
                                  Value         Plus       Quality      Quality       Income       Income
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation             $11,152,337  $24,672,305   $29,962,077  $44,314,059  $45,624,086  $16,441,612
   depreciation                      --           --            --           --           --           --
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation $11,152,337  $24,672,305   $29,962,077  $44,314,059  $45,624,086  $16,441,612
=========================================================================================================

6. Management Fee and Other Transactions with Affiliates
Under New York Value's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, of .35 of 1% of the average daily net asset value of the Fund, as well as 4.125% of the gross interest income of the Fund.

Under the Funds' (excluding New York Value) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

Average Daily Net Asset Value                                Management Fee
----------------------------------------------------------------------------
For the first $125 million                                       .6500 of 1%
For the next $125 million                                        .6375 of 1
For the next $250 million                                        .6250 of 1
For the next $500 million                                        .6125 of 1
For the next $1 billion                                          .6000 of 1
For net assets over $2 billion                                   .5875 of 1
===========================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. Composition of Net Assets At September 30, 1998, net assets consisted of:

                                                                                                  Insured
                                            New York      New York     New York     New York     New York
                               New York  Performance    Investment       Select      Quality      Premium
                                  Value         Plus       Quality      Quality       Income       Income
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000
   stated value per share,
   at liquidation value    $        N/A $104,300,000  $120,000,000 $150,000,000 $170,000,000 $ 65,000,000
Common shares, $.01 par
   value per share              151,204      148,021       175,169      231,109      238,169       82,486
Paid-in surplus             144,261,019  215,505,115   245,822,362  323,230,003  331,230,182  117,139,179
Balance of undistributed
   net investment income         54,219      517,376       590,846      618,984      757,229      446,440
Accumulated net realized gain
   (loss) from investment
   transactions               1,467,200     (468,497)    1,822,040    1,223,101      945,810   (4,803,885)
Net unrealized appreciation
   of investments            11,152,337   24,672,305    29,962,077   44,314,059   45,624,086   16,441,612
---------------------------------------------------------------------------------------------------------
Net assets                 $157,085,979 $344,674,320  $398,372,494 $519,617,256 $548,795,476 $194,305,832
=========================================================================================================
Authorized shares:
   Common                   250,000,000  200,000,000   200,000,000  200,000,000  200,000,000  200,000,000
   Preferred                        N/A    1,000,000     1,000,000    1,000,000    1,000,000    1,000,000
=========================================================================================================

         Financial Highlights

         Selected data for a Common share outstanding throughout each period is as follows:
                                          Investment Operations
                                      -----------------------------
                                                  Net
                                                  Realized/
                          Beginning   Net         Unrealized
                          Net Asset   Investment  Investment
                          Value       Income      Gain (Loss) Total
New York Value
Year Ended 9/30:
         1998             $10.28      $ .55       $ .20        $ .75
         1997              10.23        .62         .06          .68
         1996              10.44        .64        (.15)         .49
         1995              10.39        .66         .06          .72
         1994              10.99        .66        (.57)         .09
New York Performance Plus
Year Ended 9/30:
         1998              16.23       1.31         .02         1.33
         1997              16.17       1.35         .06         1.41
         1996              16.41       1.36        (.22)        1.14
         1995              15.91       1.37         .52         1.89
         1994              17.24       1.36       (1.29)         .07
New York Investment Quality
Year Ended 9/30:
         1998              15.85       1.24         .09         1.33
         1997              15.89       1.29        (.01)        1.28
         1996              16.16       1.30        (.25)        1.05
         1995              15.71       1.30         .48         1.78
         1994              17.29       1.30       (1.56)        (.26)
New York Select Quality
Year Ended 9/30:
         1998              15.90       1.19         .11         1.30
         1997              15.78       1.21         .13         1.34
         1996              15.90       1.22        (.06)        1.16
         1995              15.24       1.23         .69         1.92
         1994              17.03       1.22       (1.76)        (.54)
New York Quality Income
Year Ended 9/30:
         1998              15.66       1.15         .30         1.45
         1997              15.32       1.17         .39         1.56
         1996              15.31       1.19         .04         1.23
         1995              14.51       1.19         .84         2.03
         1994              16.50       1.18       (1.96)        (.78)
Insured New York
Premium Income
Year Ended 9/30:
         1998              14.95       1.06         .75         1.81
         1997              14.26       1.07         .69         1.76
         1996              13.92       1.08         .33         1.41
         1995              12.74       1.08        1.20         2.28
         1994              15.34       1.05       (2.62)       (1.57)
                                                Less Distributions
                          ---------------------------------------------------------------------
                          Net          Net
                          Investment   Investment      Capital        Capital
                          Income       Income          Gains          Gains
                          To Common    To Preferred    To Common      To Preferred
                          Shareholders Shareholders+   Shareholders   Shareholders+    Total
New York Value
Year Ended 9/30:
         1998             $ (.55)      $ N/A           $ (.09)        $ N/A            $ (.64)
         1997               (.62)        N/A             (.01)          N/A              (.63)
         1996               (.66)        N/A             (.04)          N/A              (.70)
         1995               (.67)        N/A               --           N/A              (.67)
         1994               (.67)        N/A             (.02)          N/A              (.69)
New York Performance Plus
Year Ended 9/30:
         1998              (1.09)        (.23)             --            --              (1.32)
         1997              (1.11)        (.24)             --            --              (1.35)
         1996              (1.13)        (.25)             --            --              (1.38)
         1995              (1.12)        (.27)             --            --              (1.39)
         1994              (1.13)        (.27)             --            --              (1.40)
New York Investment Quality
Year Ended 9/30:
         1998              (1.06)        (.22)           (.01)           --              (1.29)
         1997              (1.07)        (.22)           (.02)          (.01)            (1.32)
         1996              (1.05)        (.24)           (.02)          (.01)            (1.32)
         1995              (1.05)        (.28)             --            --              (1.33)
         1994              (1.08)        (.24)             --            --              (1.32)
New York Select Quality
Year Ended 9/30:
         1998               (.99)        (.22)             --            --              (1.21)
         1997               (.99)        (.22)           (.01)           --              (1.22)
         1996              (1.01)        (.23)           (.03)          (.01)            (1.28)
         1995              (1.01)        (.25)             --            --              (1.26)
         1994              (1.06)        (.18)           (.01)           --              (1.25)
New York Quality Income
Year Ended 9/30:
         1998               (.94)        (.24)           (.02)          (.01)            (1.21)
         1997               (.94)        (.24)           (.03)          (.01)            (1.22)
         1996               (.94)        (.25)           (.02)          (.01)            (1.22)
         1995               (.94)        (.27)           (.02)           --              (1.23)
         1994               (.95)        (.24)           (.02)           --              (1.21)
Insured New York
Premium Income
Year Ended 9/30:
         1998               (.82)        (.26)             --            --              (1.08)
         1997               (.82)        (.25)             --            --              (1.07)
         1996               (.80)        (.27)             --            --              (1.07)
         1995               (.81)        (.29)             --            --              (1.10)
         1994               (.84)        (.19)             --            --              (1.03)
                                                                    Total Returns
                                                            ---------------------------
                          Ending
                          Net Asset      Ending             Based on       Based on Net
                          Value          Market Value       Market Value*  Asset Value*
New York Value
Year Ended 9/30:
         1998             $10.39         $10.1250              .87%         7.57%
         1997              10.28          10.6875             8.11          6.87
         1996              10.23          10.5000             8.07          4.85
         1995              10.44          10.3750             5.33          7.24
         1994              10.39          10.5000             (.77)          .78
New York Performance Plus
Year Ended 9/30:
         1998              16.24          17.7500              .63          7.00
         1997              16.23          18.7500            15.77          7.49
         1996              16.17          17.2500            10.76          5.53
         1995              16.41          16.6250            12.43         10.62
         1994              15.91          15.8750            (5.07)        (1.22)
New York Investment Quality
Year Ended 9/30:
         1998              15.89          17.5000             2.60          7.27
         1997              15.85          18.1250            14.40          6.84
         1996              15.89          16.8750             9.01          5.09
         1995              16.16          16.5000            15.87          9.98
         1994              15.71          15.2500            (6.26)        (2.97)
New York Select Quality
Year Ended 9/30:
         1998              15.99          16.9375             6.84          7.01
         1997              15.90          16.8125            11.77          7.34
         1996              15.78          16.0000             8.26          5.86
         1995              15.90          15.7500            15.34         11.41
         1994              15.24          14.6250            (4.30)        (4.32)
New York Quality Income
Year Ended 9/30:
         1998              15.90          16.6250             8.89          7.90
         1997              15.66          16.1875            12.90          8.80
         1996              15.32          15.2500            10.96          6.45
         1995              15.31          14.6250            11.96         12.58
         1994              14.51          14.0000            (3.58)        (6.37)
Insured New York
Premium Income
Year Ended 9/30:
         1998              15.68          15.6875            11.29         10.67
         1997              14.95          14.8750            14.63         10.93
         1996              14.26          13.7500            11.15          8.35
         1995              13.92          13.1250            22.11         16.30
         1994              12.74          11.5000           (16.98)       (11.85)
                                           Ratios/Supplemental Data
                          -------------------------------------------------------
                                                        Ratio of Net
                                           Ratio of     Investment
                          Ending           Expenses to  Income to        Portfolio
                          Net Assets       Average      Average          Turnover
                          (000)            Net Assets++ Net Assets++     Rate
New York Value
Year Ended 9/30:
         1998             $157,086         .75%         5.37%            36%
         1997              154,298         .79          6.10             28
         1996              151,848         .83          6.16              7
         1995              124,484         .80          6.38             12
         1994              122,311         .84          6.16              4
New York Performance Plus
Year Ended 9/30:
         1998              344,674         .81          5.63             30
         1997              342,320         .81          5.81              7
         1996              339,360         .82          5.76              2
         1995              340,246         .86          5.86             15
         1994              163,591         .87          5.76              2
New York Investment Quality
Year Ended 9/30:
         1998              398,372         .82          5.49             20
         1997              395,569         .82          5.69              2
         1996              394,189         .82          5.63              4
         1995              396,012         .84          5.73              4
         1994              387,955         .83          5.53              2
New York Select Quality
Year Ended 9/30:
         1998              519,617         .81          5.32             11
         1997              513,293         .81          5.43              3
         1996              506,128         .80          5.40              4
         1995              505,340         .82          5.56              5
         1994              490,530         .83          5.38              2
New York Quality Income
Year Ended 9/30:
         1998              548,795         .79          5.03             12
         1997              539,327         .80          5.17             13
         1996              528,934         .79          5.25              9
         1995              528,027         .81          5.42              4
         1994              509,344         .82          5.20              5
Insured New York
Premium Income
Year Ended 9/30:
         1998              194,306         .85          4.60             15
         1997              187,813         .85          4.80             24
         1996              182,176         .86          4.87             21
         1995              179,368         .95          5.05             32
         1994               86,720         .96          4.80              5

N/A Fund is not authorized to issue Preferred shares.

* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

+ The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders.

Building a Better Portfolio

Can Make You a Successful Investor

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth
Nuveen Rittenhouse
Growth Fund


Growth and Income
European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund


Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term


State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier AdvisersSM including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Fund Information

Board of Directors
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Custodian, Transfer Agent
and Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Chicago, IL


Year 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, our trading, fund management and pricing systems at Nuveen - the systems that directly affect our investors and their financial advisers - have been updated or replaced to address the Year 2000 concerns.

We continue to work closely with our transfer agent, custodian and other service partners to monitor readiness and address other remaining systems issues. Our initial testing indicates we are on schedule, and we have targeted year-end 1998 to complete verification of vendor compliance and service partner readiness. However, we can give no complete assurance at this time that the steps we have taken will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended September 30, 1998. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


GRAPHIC:
NUVEEN
1898    1998
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime.(TM)


John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                                      FAN-1-9-98